SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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Invesco Van Kampen Advantage Municipal Income Trust II
Invesco Van Kampen Bond Fund
Invesco Van Kampen Dynamic Credit Opportunities Fund
Invesco Van Kampen Pennsylvania Value Municipal Income Trust
Invesco Van Kampen Senior Income Trust
Invesco Van Kampen Trust for Investment Grade Municipals

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Invesco Van Kampen Advantage Municipal Income Trust II (“VKI”)
Invesco Van Kampen Bond Fund (“VBF”)
Invesco Van Kampen Dynamic Credit Opportunities Fund (“VTA”)
Invesco Van Kampen Pennsylvania Value Municipal Income Trust (“VPV”)
Invesco Van Kampen Senior Income Trust (“VVR”)
Invesco Van Kampen Trust for Investment Grade Municipals (“VGM”)
1555 Peachtree Street, N.E.
Atlanta, GA 30309
(800) 341-2929
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 17, 2012
     Notice is hereby given to holders of common shares of beneficial interest (“Common Shares”) and, where applicable, holders of preferred shares of beneficial interest (“Preferred Shares”) of each of the above-listed investment companies (each, a “Fund”) that a joint annual meeting of shareholders of the Funds (the “Meeting”) will be held on July 17, 2012, at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Meeting will begin at 2:00 p.m. Eastern time. At the Meeting, shareholders will be asked to vote on the following proposals:
1)	For VKI, VPV, VVR, and VGM, approval of an Agreement and Plan of Redomestication that provides for the reorganization of such Fund as a Delaware statutory trust.

2)	For VBF and VTA, approval of an Amended and Restated Agreement and Declaration of Trust.

3)	For each Fund, to elect trustees in the following manner:
(a)	With respect to each of VKI and VPV, to elect three Class I trustees, each by the holders of Common Shares and Preferred Shares of such Fund, voting together as a single class. The elected Class I trustees will each serve for a three-year term or until a successor shall have been duly elected and qualified.

(b)	With respect to VGM, to elect two Class II trustees, one by the holders of Common Shares and Preferred Shares, voting together as a single class, and one by holders of the Preferred Shares, voting as a separate class. The elected Class II trustees will each serve for a three-year term or until a successor shall have been duly elected and qualified.

(c)	With respect to VVR, to elect two Class II trustees, one by the holders of Common Shares, voting as a separate class, and one by holders of Preferred Shares, voting as a separate class. The elected Class II trustees will each serve for a three-year term or until a successor shall have been duly elected and qualified.

(d)	With respect to each of VTA and VBF, to elect two Class II trustees, each by the holders of Common Shares of such Fund. The elected Class II trustees will each serve for a three-year term or until a successor shall have been duly elected and qualified.
     Each Fund may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
     Shareholders of record of each Fund as of the close of business on May 25, 2012, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

     The Board of Trustees of each Fund requests that you vote your shares by either (i) completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or (ii) voting by telephone or via the internet using the instructions on the proxy card. Please vote your shares promptly regardless of the number of shares you own.
     Each Fund’s Board of Trustees recommends that you cast your vote “FOR” the above proposals and “FOR ALL” the Trustee nominees as described in the Joint Proxy Statement.
By order of the Board of Trustees:
________________________
John M. Zerr
Senior Vice President, Secretary and Chief Legal Officer
June [__], 2012
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012:
The proxy statement and annual report to shareholders are available at www.invesco.com/us.

Invesco Van Kampen Advantage Municipal Income Trust II (“VKI”)
Invesco Van Kampen Bond Fund (“VBF”)
Invesco Van Kampen Dynamic Credit Opportunities Fund (“VTA”)
Invesco Van Kampen Pennsylvania Value Municipal Income Trust (“VPV”)
Invesco Van Kampen Senior Income Trust (“VVR”)
Invesco Van Kampen Trust for Investment Grade Municipals (“VGM”)
1555 Peachtree Street, N.E.
Atlanta, GA 30309
(800) 341-2929
JOINT PROXY STATEMENT
June [__], 2012
Introduction
     This Joint Proxy Statement (the “Proxy Statement”) contains information that holders of common shares of beneficial interest (“Common Shares”) and, where applicable, holders of preferred shares of beneficial interest (“Preferred Shares”) of each of the above-listed investment companies (each, a “Fund”) that a joint annual meeting of shareholders of the Funds (the “Meeting”) will be held on July 17, 2012, at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Meeting will begin at 2:00 p.m. Eastern time. The following describes the proposals to be voted on by shareholders at the Meeting:
1)	For VKI, VPV, VVR, and VGM (each, a “Redomesticating Fund”), approval of an Agreement and Plan of Redomestication that provides for the reorganization of such Fund as a Delaware statutory trust (each, a “Redomestication”).

2)	For VBF and VTA (each, a “Delaware Fund”), approval of an Amended and Restated Agreement and Declaration of Trust.

3)	To elect trustees in the following manner:
(a)	With respect to each of VKI and VPV, to elect three Class I trustees, each by the holders of Common Shares and Preferred Shares of such Fund, voting together as a single class. The elected Class I trustees will each serve for a three-year term or until a successor shall have been duly elected and qualified.

(b)	With respect to VGM, to elect two Class II trustees, one by the holders of Common Shares and Preferred Shares, voting together as a single class, and one by holders of the Preferred Shares, voting as a separate class. The elected Class II trustees will each serve for a three-year term or until a successor shall have been duly elected and qualified.

(c)	With respect to VVR, to elect two Class II trustees, one by the holders of Common Shares, voting as a separate class, and one by holders of Preferred Shares, voting as a separate class. The elected Class II trustees will each serve for a three-year term or until a successor shall have been duly elected and qualified.

(d)	With respect to each of VTA and VBF, to elect two Class II trustees, each by the holders of Common Shares of such Fund. The elected Class II trustees will each serve for a three-year term or until a successor shall have been duly elected and qualified.
     Each Fund may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Trustees of each Fund (the “Trustees” or the “Board”) has fixed the close of business on May 25, 2012, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share held (and a proportionate fractional vote for each fractional share held).
     This Proxy Statement, the enclosed Notice of Joint Annual Meeting of Shareholders, and the enclosed proxy card will be mailed on or about June 8, 2012, to all shareholders eligible to vote at the Meeting. Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Common Shares of each Fund are listed on the New York Stock Exchange or, in the case of VKI, the NYSE MKT (formerly, NYSE Amex) and the Chicago Stock Exchange (collectively, the “Exchanges”).
     The Meeting is scheduled as a joint meeting of the shareholders of the Funds and certain affiliated funds, whose votes on proposals applicable to such affiliated funds are being solicited separately, because the shareholders of the affiliated funds are expected to consider and vote on similar matters.
     A joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of separate proxy materials for each Fund. You should retain this Proxy Statement for future reference, as it sets forth concisely information about the Funds that you should know before voting on the proposals. Additional information about each Fund is available in the annual and semi-annual reports to shareholders of such Fund. Each Fund’s most recent annual report to shareholders, which contains audited financial statements for the Fund’s most recently completed fiscal year, and each Fund’s most recent semi-annual report to shareholders, have been previously mailed to shareholders and are available on the Funds’ website at www.invesco.com/us. These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of all of these documents are also available upon request without charge by writing to the Funds at 11 Greenway Plaza, Suite 2500, Houston, Texas 77046, or by calling (800) 341-2929.
     You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, D.C. 20549-1520. You may also inspect reports, proxy material and other information concerning each of the Funds at the Exchanges.
     These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Funds.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

i

PROPOSAL 1: APPROVAL OF PLAN OF REDOMESTICATION
On what am I being asked to vote?
     Each Redomesticating Fund’s shareholders are being asked to approve an Agreement and Plan of Redomestication (a “Plan of Redomestication”) providing for the reorganization of the Redomesticating Fund into a Delaware statutory trust. Each of VKI, VVR and VGM is currently a Massachusetts business trust. VPV is currently a Pennsylvania business trust. Each Redomestication will be completed pursuant to a Plan of Redomestication that provides for the applicable Redomesticating Fund to transfer all of its assets and liabilities to a newly formed Delaware statutory trust (each, a “DE-Fund”) whose capital structure will be substantially the same as its current structure, after which Redomesticating Fund shareholders will own shares of the DE-Fund, and the Massachusetts business trust or Pennsylvania business trust, as applicable, will be liquidated and terminated. The Redomestication is only a change to your Redomesticating Fund’s legal form of organization and there will be no change to the Redomesticating Fund’s investments, management, fee levels, or federal income tax status as a result of the Redomestication.
     Each Redomesticating Fund’s Redomestication may proceed even if other Funds’ Redomestications are not approved by shareholders or are for any other reason not completed. A form of the Plan of Redomestication is available in Exhibit A.
     By voting for this Proposal 1, you will be voting to become a shareholder of an investment company organized as a Delaware statutory trust with portfolio characteristics, investment objectives, strategies, risks, trustees, advisory agreements, subadvisory arrangements and other arrangements that are substantially the same as those currently in place for your Redomesticating Fund.
Has my Redomesticating Fund’s Board of Trustees approved the Redomestication?
     Yes. Each Redomesticating Fund’s Board has reviewed and unanimously approved the Plan of Redomestication and this Proposal 1. The Board of each Redomesticating Fund recommends that shareholders of such Fund vote “FOR” Proposal 1.
What are the reasons for the proposed Redomestications?
     The Redomestications will serve to standardize the governing documents and certain agreements of the Redomesticating Funds with each other and with other funds managed by Invesco Advisers, Inc. (the “Adviser”). This standardization is expected to streamline the administration of the Redomesticating Funds, which may result in cost savings and more effective administration by eliminating differences in governing documents or controlling law. In addition, the legal requirements governing business trusts under Massachusetts law and Pennsylvania law are less certain and less developed than those governing statutory trusts under Delaware law, which sometimes necessitates the Redomesticating Funds bearing the cost to engage counsel to advise on the interpretation of such law.
What effect will a Redomestication have on me as a shareholder?
     A Redomestication will have no direct effect on Redomesticating Fund shareholders’ investments. Each Redomesticating Fund will have investment advisory agreements, subadvisory arrangements, administration agreements, custodian agreements, transfer agency agreements, and other service provider arrangements that are identical in all material respects to those in place immediately before the Redomestication, with certain non-substantive revisions to standardize such agreements across the Funds. For example, after the Redomestication, the investment advisory agreements of the Funds will contain standardized language describing how investment advisory fees are calculated, but there will be no change to the actual calculation methodology. Each Redomesticating Fund will continue to be served by the same individuals as trustees and officers, and each Redomesticating Fund will continue to retain the same independent registered public accounting firm. The portfolio characteristics, investment objectives, strategies and risks of each Redomesticating Fund will not change as a result of the Redomestications. In addition, each Fund’s capital structure will be substantially the same as its current structure. The Common Shares of each Redomesticating Fund will continue to have equal rights to the payment of dividends and the distribution of assets upon liquidation, and each Redomesticating Fund may not declare distributions on Common Shares unless all accrued dividends on the Redomesticating Fund’s Preferred Shares have been paid, and unless asset coverage with respect to the Redomesticating Fund’s Preferred Shares would be at least 200% after giving effect to the distributions.

How do the laws governing the Redomesticating Funds compare?
     After the Redomestications, each Redomesticating Fund will be a Delaware statutory trust governed by the Delaware Statutory Trust Act (“DE Statute”). The DE Statute is similar in many respects to the laws governing each Redomesticating Fund’s current structure—either a Massachusetts business trust or a Pennsylvania business trust—but they differ in certain respects. Massachusetts business trust law (“MA Statute”), Pennsylvania business trust law (“PA Statute”), and the DE Statute each offer a significant amount of organizational and operational flexibility. However, the MA Statute and PA Statute are each silent on many of the salient features of a business trust, whereas the DE Statute provides more guidance for Delaware statutory trust governance issues. For example, the DE Statute provides explicitly that the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust to the same extent as under corporate law, while under the MA Statute, shareholders and trustees could potentially be liable for trust obligations under certain circumstances. Moreover, the DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by the Delaware statutory trust’s governing instruments. For example, trustees of a Delaware statutory trust may have the power to amend the trust’s governing instrument, merge or consolidate a Delaware statutory trust with another entity, and to change the Delaware statutory trust’s domicile, in each case without a shareholder vote. The Redomesticating Funds believe that the guidance and flexibility afforded by the DE Statute and the explicit limitation on liability contained in the DE Statute will benefit the Redomesticating Funds and their shareholders. A more detailed comparison of the MA Statute and DE Statute is available in Exhibit B. A more detailed comparison of the PA Statute and DE Statute is available in Exhibit C.
How do the new governing documents of the Redomesticating Funds compare to the current governing documents?
     The governing documents of a Redomesticating Fund before and after its Redomestication will be similar, but will contain certain material differences. In general, under each Redomesticating Fund’s new governing documents, shareholders will generally have fewer rights to vote on matters affecting the DE-Fund and, therefore, less control over the operations of the DE-Fund. For example, the new governing documents permit termination of a DE-Fund without shareholder approval, provided that at least 75% of the Trustees have approved such termination, thereby avoiding the expense of a shareholder meeting in connection with a termination of a Fund, which expense would reduce the amount of assets available for distribution to shareholders. The current governing documents require shareholder approval to terminate a Redomesticating Fund regardless of whether the Trustees have approved such termination. Also, each Redomesticating Fund’s new by-laws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders. The Redomesticating Fund’s current by-laws may be altered, amended, or repealed by the Trustees, provided that by-laws adopted by the shareholders may only be altered, amended, or repealed by the shareholders.
     Under the new governing documents, Trustees will be elected by a majority vote (i.e., nominees must receive the vote of a majority of the outstanding shares entitled to vote), while under the current governing documents, Trustees are generally elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). The new governing documents will not provide shareholders the ability to remove Trustees or to call special meetings of shareholders, which powers are provided under the current governing documents. Also, additional procedures must be undertaken by shareholders under the new governing documents than under the current governing documents with respect to shareholder proposals, including nominations of Trustees, brought before a meeting of shareholders. These additional procedures include, among others, shareholders appearing before the annual or special meeting of shareholders to present about the nomination or proposed business. The additional procedures are intended to provide the Board the opportunity to better evaluate proposals submitted by shareholders and provide additional information to shareholders for their consideration in connection with the proposal.
     The new governing documents contain a different shareholder voting standard with respect to a DE-Fund’s merger, consolidation, or conversion to an open-end company that, in certain circumstances, may be a lower voting standard than under the current governing documents. The new governing documents also impose certain obligations on shareholders seeking to initiate a derivative action on behalf of a DE-Fund that are not imposed under the current governing documents, which may make it more difficult for shareholders to initiate derivative actions and are intended to save the Redomesticating Fund money by requiring reimbursement of the Fund for frivolous lawsuits brought by shareholders. To further protect the Redomesticating Fund and its shareholders from frivolous lawsuits, the new governing documents also provide that shareholders will indemnify the DE-Fund for all costs, expenses, penalties, fines or other amounts arising from any action against the DE-Fund to the extent that the shareholder is not the prevailing party and that the DE-Fund is permitted to redeem shares of and set off against any distributions due to the shareholder for such amounts. The Trustees believe that these provisions will benefit shareholders by deterring frivolous lawsuits and actions by short-term, speculative investors that are contrary to the best long-term interests of the Redomesticating Fund and long-term shareholders and limiting the extent to which Fund assets will be expended defending against such lawsuits.
     A comparison of the current and proposed governing documents of the Redomesticating Funds is available in Exhibit D and a Form of Agreement and Declaration of Trust is available in Exhibit E.
     Shareholder approval of a Redomestication will be deemed to constitute approval by shareholders of the advisory and subadvisory agreements, as well as a vote for the election of the trustees, of the DE-Fund. Accordingly, each Plan of Redomestication provides that the sole initial shareholder of each DE-Fund will vote to approve the advisory and subadvisory agreements (which, as noted above, will be identical in all material respects to the Redomesticating Fund’s current agreements) and to elect the trustees of the DE-Fund (which, as noted above, will be the same as the Redomesticating Fund’s current Trustees) after shareholder approval of the Redomestication but prior to the closing of each Redomestication.
Will there be any tax consequences resulting from a Redomestication?
     The following is a general summary of the material U.S. federal income tax considerations of the Redomestications and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.
     Each Redomestication is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. The principal federal income tax considerations that are expected to result from the Redomestication of an applicable Redomesticating Fund are as follows:
•	no gain or loss will be recognized by the Redomesticating Fund or the shareholders of the Redomesticating Fund as a result of the Redomestication;

•	no gain or loss will be recognized by the DE-Fund as a result of the Redomestication;

•	the aggregate tax basis of the shares of the DE-Fund to be received by a shareholder of the Redomesticating Fund will be the same as the shareholder’s aggregate tax basis of the shares of the Redomesticating Fund; and

•	the holding period of the shares of the DE-Fund received by a shareholder of the Redomesticating Fund will include the period that a shareholder held the shares of the Redomesticating Fund (provided that such shares of the Redomesticating Fund are capital assets in the hands of such shareholder as of the closing of such Redomestication).
     Neither the Redomesticating Funds nor the DE-Funds have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Redomestications. As a condition to closing of each Redomestication, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to each Redomesticating Fund and DE-Fund as to the foregoing federal income tax consequences of each Redomestication, which opinion will be conditioned upon, among other things, the accuracy, as of the date of the closing of the redomestication, of certain representations of each Redomesticating Fund and DE-Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information.” Opinions of counsel are not binding upon the IRS or the courts. If a Redomestication is consummated but the IRS or the courts determine that the Redomestication does not qualify as a tax-free reorganization under the Code, and thus is taxable, each Redomesticating Fund would recognize gain or loss on the transfer of its assets to its corresponding DE-Fund and each shareholder of the Redomesticating Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its

Redomesticating Fund shares and the fair market value of the shares of the DE-Fund it receives. The failure of one Redomestication to qualify as a tax-free reorganization would not adversely affect any other Redomestication.
When are the Redomestications expected to occur?
     If shareholders of a Redomesticating Fund approve Proposal 1, it is anticipated that such Redomestication will occur in the third quarter of 2012.
What will happen if shareholders of a Redomesticating Fund do not approve Proposal 1?
     If Proposal 1 is not approved by a Redomesticating Fund’s shareholders or if a Redomestication is for other reasons not able to be completed, that Redomesticating Fund would not be redomesticated. If Proposal 1 is not approved by shareholders, the applicable Redomesticating Fund’s Board will consider other possible courses of action for that Redomesticating Fund.
THE BOARD OF EACH REDOMESTICATING FUND RECOMMENDS
THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2: APPROVAL OF AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST
     Shareholders of each Delaware Fund are being asked to approve an Amended and Restated Agreement and Declaration of Trust (a “New Declaration”) for such Delaware Fund, substantially in the form attached to this proxy statement as Exhibit C. The New Declaration is one of the legal documents that contains the guidelines for how each Delaware Fund will be operated, such as the rights of trustees and officers, shareholder rights, the right to issue shares, and other governance matters. The New Declaration does not describe a Delaware Fund’s investment objective or investment strategies, which are described in the Delaware Fund’s prospectus. Each Delaware Fund was formed as a Delaware statutory trust pursuant to an agreement and declaration of trust (each, a “Current Declaration”) prior to the Delaware Fund becoming part of the Invesco Fund complex in June 2010. Other funds in the Invesco Fund complex have adopted (or are expected to adopt) trust instruments that are substantially the same as the New Declaration.
Why is the Board recommending approval of the New Declaration?
     The Board of each Delaware Fund believes that adopting an agreement and declaration of trust that is substantially the same for all Invesco funds that are Delaware statutory trusts would promote uniformity of fund administration and may make fund compliance, legal interpretation and corporate governance less burdensome and costly for the Delaware Funds and that the terms of the proposed New Declaration will benefit each Delaware Fund and its shareholders. Adoption of the New Declaration will not alter in any way the Trustee’s existing fiduciary obligations to act in the shareholders’ interests.
How will the New Declaration benefit the Delaware Funds and their shareholders?
     The New Declaration is also intended to give the Board of each Delaware Fund more flexibility and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. This increased flexibility is expected to allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, is expected to allow the Delaware Funds to operate in a more efficient and economical manner. To the extent that the boards and management of all Invesco funds, including the Boards and management of the Delaware Funds, analyze and interpret substantially the same governing documents, rather than multiple and varied governing documents, efficiencies are expected to be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely under a familiar governance structure.
How do the new governing documents of the Delaware Funds compare to the current governing documents?
     The declaration of trust, by-laws, and other governing documents of a Delaware Fund before and after approval of Proposal 2 will be similar, but will contain certain material differences. In general, under each Delaware Fund’s new governing documents, shareholders will generally have fewer rights to vote on matters affecting the Delaware Fund and, therefore, less control over the operations of the Delaware Fund. For example, the new governing documents permit termination of a Delaware Fund without shareholder approval, provided that at least 75% of the Trustees have approved such termination. The current governing documents require shareholder approval to terminate a Delaware Fund regardless of whether the Trustees have approved such termination. Also, the Delaware Fund’s new by-laws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders. The current by-laws may be altered, amended, or repealed by the Trustees, provided that by-laws adopted by the shareholders may only be altered, amended, or repealed by the shareholders.
     The new governing documents provide that a Trustee who is standing for reelection, but fails to receive quorum or sufficient affirmative votes, may continue to serve for the full term of office (generally three years) for which the Trustee was seeking election. In addition, the new governing documents will not provide shareholders the ability to remove Trustees or to call special meetings of shareholders, which powers are provided under the current governing documents. Also, additional procedures must be undertaken by shareholders under the new governing documents than under the current governing documents with respect to shareholder proposals, including nominations, brought before a meeting of shareholders. These additional procedures include, among others, shareholders appearing before a meeting of shareholders to present about the nomination or proposed business. The additional procedures are intended to provide the Board the opportunity to better evaluate proposals submitted by shareholders and provide additional information to shareholders for their consideration in connection with the proposal.

     The new governing documents contain a different shareholder voting standard with respect to a Delaware Fund’s merger, consolidation, or conversion to an open-end company that, in certain circumstances, may be a lower voting standard than under the current governing documents. The new governing documents also impose certain obligations on shareholders seeking to initiate a derivative action on behalf of a Delaware Fund that are not imposed under the current governing documents, which may make it more difficult for shareholders to initiate derivative actions and are intended to save the Delaware Fund money by requiring reimbursement of the Delaware Fund for frivolous lawsuits brought by shareholders. The new governing documents also provide that shareholders will indemnify the Delaware Fund for all costs, expenses, penalties, fines or other amounts arising from any action against the Delaware Fund to the extent that the shareholder is not the prevailing party and that the Delaware Fund is permitted to redeem shares of and set off against any distributions due to the shareholder for such amounts. The Trustees believe that these provisions will benefit shareholders by deterring frivolous lawsuits and actions by short-term, speculative investors that are contrary to the best long-term interests of the Delaware Fund and long-term shareholders and limiting the extent to which Fund assets will be expended defending against such lawsuits
     In addition to the changes described above, there are other substantive and stylistic differences between the New Declaration and the Current Declarations, which are described in Exhibit B. The discussion above and in Exhibit B is qualified in its entirety by reference to the New Declaration itself, a form of which is attached as Exhibit C to this proxy statement.
     Adoption of the New Declaration will not result in any changes in: (1) any of the Delaware Funds’ officers or Trustees; (2) the investment goals, policies, strategies or restrictions that currently apply to the Delaware Funds; (3) the Delaware Funds’ service providers; or (4) the fees or expenses incurred by the Delaware Funds. If this Proposal is not approved for a Delaware Fund, then that Delaware Fund’s Current Declaration will remain unchanged and in effect.
THE BOARD OF EACH DELAWARE FUND RECOMMENDS
THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3: ELECTION OF TRUSTEES
     Trustees are to be elected by the shareholders of each Fund at the Meeting in the following manner:
(a)	With respect to VKI and VPV, three Class I Trustees are to be elected at the Meeting, to serve until the later of each such Fund’s Annual Meeting of Shareholders in 2015 or until their successors have been duly elected and qualified. Holders of Common Shares and Preferred Shares, voting as a single class, will vote with respect to three Class I Trustees (David C. Arch, Jerry D. Choate and Suzanne H. Woolsey, Ph.D. are the nominees) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares and Preferred Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

(b)	With respect to VGM, two Class II Trustees are to be elected at the Meeting, to serve until the later of the Fund’s Annual Meeting of Shareholders in 2015 or until their successors have been duly elected and qualified. Holders of Common Shares and Preferred Shares, voting as a single class, will vote with respect to one Class II Trustee (Wayne W. Whalen is the nominee). Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class II Trustee (Linda Hutton Heagy is the nominee) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares and Preferred Shares for the Fund or a plurality of the Preferred Shares of the Fund, as applicable, is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

(c)	With respect to VVR, two Class II Trustees are to be elected at the Meeting, to serve until the later of the Fund’s Annual Meeting of Shareholders in 2015 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to one Class II Trustee (Wayne W. Whalen is the nominee) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class II Trustee (Linda Hutton Heagy is the nominee) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of the Fund or plurality of the Preferred Shares of the Fund, as applicable, is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

(d)	With respect to VTA and VBF, two Class II Trustees are to be elected at the Meeting, to serve until the later of each such Fund’s Annual Meeting of Shareholders in 2015 or until their successors have been duly elected and qualified. Holders of Common Shares will vote with respect to two Class II Trustees (Linda Hutton Heagy and Wayne W. Whalen are the nominees). An affirmative vote of a plurality of the Common Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the nominees listed unless the proxy is marked otherwise.
     The Trustees that make up the various classes of the Board of each Fund are shown in the chart below:

Class I	Class II	Class III
David C. Arch	Rodney Dammeyer(1)	R. Craig Kennedy
Jerry D. Choate	Linda Hutton Heagy(2)	Colin D. Meadows
Howard J Kerr(1)	Wayne W. Whalen	Jack E. Nelson(1)
Suzanne H. Woolsey, Ph.D.		Hugo F. Sonnenschein(2)

(1)	Pursuant to the Board’s Trustee retirement policy, Howard J. Kerr and Jack E. Nelson are retiring from the Board effective as of the Meeting. Rodney Dammeyer is not standing for reelection with respect to VGM, VVR, VTA and VBF, and his term of office will expire at the Meeting. Mr. Dammeyer is also stepping down from the Board of VKI and VPV effective as of the Meeting. The Trustees have reduced the size of each Board to eight Trustees effective as of the Meeting.

(2)	With respect to VKI, VPV, VGM and VVR, Mr. Sonnenschsein and Ms. Heagy are elected by the holders of Preferred Shares, voting as a separate class.
     As with respect to past annual meetings, only one class of Trustees is being submitted to shareholders of each Fund for election at the Meeting. The Declaration of Trust of each Fund provides that the Board shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. For each Fund, the Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of a Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law based on the state of organization of each Fund, each Fund’s Declaration of Trust and each Fund’s Bylaws.
     The business and affairs of the Funds are managed under the direction of their Boards. The Board overseeing the Funds seeks to provide shareholders with a highly qualified, highly capable and diverse group of Board members reflecting the diversity of investor interests underlying the Funds and with a diversity of backgrounds, experience and skills that the Board considers desirable and necessary to its primary goal—protecting and promoting shareholders’ interests. While the Board does not require that its members meet specific qualifications, the Board has historically sought to recruit and continues to value individual Board members that add to the overall diversity of the Board—the objective is to bring varied backgrounds, experience and skills reflective of the wide range of the shareholder base and provide both contrasting and complementary skills relative to the other Board members to best protect and promote shareholders’ interests. Board diversity means bringing together different viewpoints, professional experience, investment experience, education, and other skills. As can be seen in the individual biographies below, the Board brings together a wide variety of business experience (including chairman/chief executive officer-level and director-level experience, including board committee experience, of several different types of organizations); varied public and private investment-related experience; not-for-profit experience; customer service and other back office operations experience; a wide variety of accounting, finance, legal, and marketing experience; academic experience; consulting experience; and government, political and military service experience. All of this experience together results in important leadership and management knowledge, skills and perspective that provide the Board understanding and insight into the operations of the Funds and add range and depth to the Board.
     As part of its governance oversight, the Board conducts an annual self-effectiveness survey which includes, among other things, evaluating the Board’s (and each committee’s) agendas, meetings and materials, conduct of the meetings, committee structures, interaction with management, strategic planning, etc., and also includes evaluating the Board’s (and each committee’s) size, composition, qualifications (including diversity of characteristics, experience and subject matter expertise) and overall performance. The Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual trustee or the qualifications of the trustees as a group. After considering all factors together, the Board believes that each Trustee is qualified to serve as a Trustee of the Funds.
     Independent Trustees
     David C. Arch. Mr. Arch has been a member of the Board of one or more funds in the Fund Complex since 1988. The Board believes that Mr. Arch’s experience as the chairman and chief executive officer of a public company and as a member of the board of several organizations, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.
     Jerry D. Choate. Mr. Choate has been a member of the Board of one or more funds in the Fund Complex since 2003. The Board believes that Mr. Choate’s experience as the chairman and chief executive officer of a public company and a director of several public companies, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.
     Rodney F. Dammeyer. Mr. Dammeyer has been a member of the Board of one or more funds in the Fund Complex since 1988. The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies and as a director of several public companies, his accounting experience, his service as a Trustee of the Funds and his experience serving as a director of other investment companies benefits the Funds. Mr. Dammeyer is not standing for reelection with respect to VGM, VVR, VTA and VBF, and his term of office will expire at the Meeting. Mr. Dammeyer is also stepping down from the Board of VKI and VPV effective as of the Meeting. The Board has reduced the size of the Board to eight Trustees effective as of the Meeting.
     Linda Hutton Heagy. Ms. Heagy has been a member of the Board of one or more funds in the Fund Complex since 2003. The Board believes that Ms. Heagy’s experience in executive positions at a number of bank and trust companies and as a member of the board of several organizations, her service as a Trustee of the Funds and her experience serving as a director of other investment companies benefits the Funds.
     R. Craig Kennedy. Mr. Kennedy has been a member of the Board of one or more funds in the Fund Complex since 2003. The Board believes that Mr. Kennedy’s experience in executive positions at a number of foundations, his investment experience, his service as a Trustee of the Funds and his experience serving as a director of other investment companies benefits the Funds.
     Howard J Kerr. Mr. Kerr has been a member of the Board of one or more funds in the Fund Complex since 1992. The Board believes that Mr. Kerr’s experience in executive positions at a number of companies, his experience in public service, his service as a Trustee of the Funds and his experience serving as a director of other investment companies benefits the Funds. Pursuant to the Board’s Trustee retirement policy, Mr. Kerr is retiring from the Board effective as of the Meeting.
     Jack E. Nelson. Mr. Nelson has been a member of the Board of one or more funds in the Fund Complex since 2003. The Board believes that Mr. Nelson’s experience in executive positions at a number of companies and as a member of several financial and investment industry organizations, his service as a Trustee of the Funds and his experience serving as a director of other investment companies benefits the Funds. Pursuant to the Board’s Trustee retirement policy, Mr. Nelson is retiring from the Board effective as of the Meeting.
     Hugo F. Sonnenschein. Mr. Sonnenschein has been a member of the Board of one or more funds in the Fund Complex since 1994. The Board believes that Mr. Sonnenschein’s academic experience, his economic expertise, his experience as a member of the board of several organizations, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.
     Suzanne H. Woolsey. Ms. Woolsey has been a member of the Board of one or more funds in the Fund Complex since 2003. The Board believes that Ms. Woolsey’s experience as a director of numerous organizations, her service as a Trustee of the Funds and her experience as a director of other investment companies benefits the Funds.
     Interested Trustees
     Colin D. Meadows. Mr. Meadows has been a member of the Board of one or more funds in the Fund Complex since 2010. The Board believes that Mr. Meadows’ financial services and asset management experience benefits the Funds.
     Wayne W. Whalen. Mr. Whalen has been a member of the Board of one or more funds in the Fund Complex since 1988. The Board believes that Mr. Whalen’s legal experience, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.
     For more information about the backgrounds, experience, and skills of each Trustee, see the information set forth in Exhibit F. Information on the Boards’ leadership structure, role in risk oversight, and committees and meetings can be found in Exhibit G. Information on the remuneration of Trustees can be found in Exhibit H. Information on the executive officers of the Funds is available in Exhibit I. Information on the Funds’ independent registered public accounting firm is available in Exhibit J.
THE BOARD OF EACH FUND RECOMMENDS A VOTE
“FOR ALL” OF THE NOMINEES FOR SUCH FUND.

VOTING INFORMATION
How to Vote Your Shares
     There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement provides detailed instructions on how you may vote your shares.
     If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting or otherwise complete your vote by mail or telephone or via the Internet, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card or otherwise designate your proxy by mail or telephone or via the Internet but do not make specific choices, your proxy will vote your shares “FOR” each Proposal and “FOR ALL” of the Trustee nominees, in accordance with the recommendations of the Board of your Fund, and in the proxy’s best judgment on other matters.
About the Proxy Statement and the Meeting
     You are receiving this Proxy Statement because you own shares of a Fund as of the Record Date and have the right to vote on the very important proposals described herein concerning your Fund. This Proxy Statement contains information that shareholders of the Funds should know before voting on the proposals.
     We are sending you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any postponements or adjournments thereof. This Proxy Statement gives you information about the business to be conducted at the Meeting.
     Fund shareholders may vote by appearing in person at the Meeting and following the instructions below; however, you do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by following the instructions on the enclosed proxy card to vote via telephone or through a website established for that purpose.
     Shareholders of record of each Fund as of the close of business on the Record Date are entitled to vote at the Meeting. The number of outstanding shares of each class of each Fund on the Record Date can be found in Exhibit K. Each shareholder is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.
     Attendance at the Meeting is generally limited to shareholders and their authorized representatives. All shareholders must bring an acceptable form of identification, such as a driver’s license, in order to attend the Meeting in person. If your shares are held through a broker-dealer or other financial intermediary, you will need to obtain a “legal proxy” from them in order to attend or vote your shares at the Meeting.
     Proxies will have the authority to vote and act on behalf of shareholders at any adjournment or postponement of the Meeting. It is the intention of the persons named in the enclosed proxy card to vote the shares represented by them for each proposal and for all of the Trustee nominees, unless the proxy card is marked otherwise. If a shareholder gives a proxy, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Fund in writing at the address of the Fund set forth on the cover page of this Proxy Statement before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person.
Quorum Requirement and Adjournment
     A quorum of shareholders is necessary to hold a valid shareholder meeting of each Fund. Under the governing documents of VKI, VPV, VVR and VGM, the holders of a majority of outstanding shares of each class or series or combined class entitled to vote thereat of the Fund present in person or by proxy shall constitute a quorum at the Meeting. Under the governing documents of VBF and VTA, the holders of a majority of the Fund’s shares entitled to vote shall constitute a quorum for the transaction of business at the Meeting.

     If a quorum is not present at the Meeting, it may be adjourned, with the vote of the majority of the votes present or represented by proxy, to allow additional solicitations of proxies in order to attain a quorum. The shareholders present in person or represented by proxy and entitled to vote at the Meeting will also have the power to adjourn the Meeting from time to time if a quorum is present but the vote required to approve or reject any proposal described herein is not obtained. Proxies, including abstentions and broker non-votes, will be voted for adjournment, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. The affirmative vote of the holders of a majority of a Fund’s shares then present in person or represented by proxy shall be required to so adjourn the Meeting.
     In the event that a shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.
     Abstentions and broker non-votes (described below) are counted as present and will be included for purposes of determining whether a quorum is present for a Fund at the Meeting, but are not considered votes cast at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against Proposal 1 and 2 because their approval requires the affirmative vote of a percentage of the outstanding shares of the applicable Fund, as opposed to a percentage of votes cast. For Proposal 3, abstentions and broker non-votes will have no effect because only a plurality of votes is required to elect a Trustee nominee. A proxy card marked “withhold” with respect to the election of Trustees would have the same effect as an abstention.
     Broker non-votes occur when a proposal that is routine (such as the election of trustees) is voted on at a meeting alongside a proposal that is non-routine (such as the Redomestication proposal or proposal to approve the New Declaration). Under New York Stock Exchange rules, brokers may generally vote in their discretion on routine proposals, but are generally not able to vote on a non-routine proposal in the absence of express voting instructions from beneficial owners. As a result, where both routine and non-routine proposals are voted on at the same meeting, proxies voted by brokers on the routine proposals are considered votes present but are not votes on any non-routine proposals. Because both routine and non-routine proposals will be voted on at the Meeting, the Funds anticipate receiving broker non-votes with respect to Proposals 1 and 2. No broker non-votes are anticipated with respect to Proposal 3 because it is considered a routine proposal on which brokers typically may vote in their discretion.
     Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.
Votes Necessary to Approve the Proposals
     Common Shares and Preferred Shares (if any) of each Fund are entitled to vote at the Meeting. VKI, VPV, VGM and VVR currently have Preferred Shares outstanding. Each of VKI, VPV, VGM and VVR expects that the vote of its Preferred Shares will be obtained by a separate proxy. With respect to VKI, VPV and VGM, each such Fund’s Preferred Shares are subject to a voting trust requiring that certain voting rights of the Preferred Shares must be exercised as directed by an unaffiliated third party. Votes by Preferred Shares of VKI, VPV and VGM to elect Trustees are subject to the voting trusts, but votes regarding the Plan of Redomestication are not subject to the voting trust.
     Each Redomesticating Fund’s Board has unanimously approved the Plan of Redomestication discussed in Proposal 1. Shareholder approval of the Plan of Redomestication for each Redomesticating Fund requires the affirmative vote of the holders of a majority of the Common Shares outstanding and entitled to vote and a majority of the Preferred Shares outstanding and entitled to vote, voting as separate classes, of such Redomesticating Fund.
     Each Delaware Fund’s Board has unanimously approved the New Declaration discussed in Proposal 2. Shareholder approval of the New Declaration for each Delaware Fund requires the affirmative vote of the holders of a majority of such Fund’s Common Shares outstanding and entitled to vote.

     With respect to Proposal 3, the Board of each applicable Fund unanimously recommends that such Fund’s shareholders vote for all of the Trustee nominees. For each Fund, an affirmative vote of a plurality of the shares eligible to vote for such nominee (either Common Shares, Preferred Shares, or Common Shares and Preferred Shares together as a single class) voting at the Meeting is required to elect the respective Trustee nominees, as applicable.
Expenses and Proxy Solicitation
     The estimated total cost of the proposals described in this proxy for each Fund, as well as the estimated proxy solicitation costs for the Fund (which are part of the total cost), are set forth in the table below.

Fund	Estimated Solicitation Cost	Estimated Total Cost	Estimated Portion of Total Cost to be Paid by the Fund
VKI	$40,000	$220,000	$40,000
VBF	$20,000	$[ ]	$[ ]
VTA	$45,000	$[ ]	$[ ]
VPV	$20,000	$165,000	$165,000
VVR	$130,000	$465,000	$465,000
VGM	$45,000	$235,000	$50,000
     The Adviser will bear all of the costs not borne by the Funds. The total costs of the proposals include legal counsel fees, independent accountant fees, expenses related to the printing and mailing of this Proxy Statement, listing fees for additional shares on the Exchanges, and fees associated with the proxy solicitation.
     The Funds has engaged the services of Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies for the Meeting. Proxies are expected to be solicited principally by mail, but the Funds or the Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Funds’ officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation. Under the agreement with the Solicitor, the Solicitor will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders' telephone numbers, and providing additional materials upon shareholder request. The agreement also provides that the Solicitor shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.
OTHER MATTERS
Share Ownership by Large Shareholders, Management and Trustees
     Information on each person who as of the Record Date, to the knowledge of each Fund, owned 5% or more of the outstanding shares of a class of such Fund can be found at Exhibit L. Information regarding Trustee ownership of shares of the Funds and of shares of all registered investment companies in the Fund Complex overseen by such Trustee can be found at Exhibit F. To the best knowledge of each Fund, the ownership of shares of such Fund by executive officers and Trustees of such Fund as a group constituted less than 1% of each outstanding class of shares of such Fund as of the Record Date.
Shareholder Proposals
     Shareholder proposals intended to be presented at the year 2013 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund’s Secretary at the Fund’s principal executive offices by [February 8], 2013 in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. Pursuant to each Fund’s governing documents as anticipated to be in effect before the 2013 annual meeting, if a shareholder wishes to make a proposal at the year 2013 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than March 19, 2013 and not later than April 18, 2013. If a shareholder fails to provide timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2013 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the Fund’s Secretary at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: Secretary.
Shareholder Communications
     Shareholders may send communications to each Fund’s Board. Shareholders should send communications intended for a Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee in Exhibit F. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each of the Funds’ Trustees, officers, and investment advisers, affiliated persons of the investment advisers, and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the Exchanges reporting their affiliation with the Fund and reports of ownership and changes in ownership of such securities. These persons and entities are required by SEC regulations to furnish such Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, its officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.
Other Meeting Matters
     Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. The Funds know of no business other than the proposals described in this Proxy Statement that will, or are proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.
WHERE TO FIND ADDITIONAL INFORMATION
     This Proxy Statement does not contain all the information set forth in the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC. The SEC file number of each Fund, which contains the Fund’s shareholder reports and other filings with the SEC, is as follows: VKI—811-07868; VBF—811-02090; VTA—811-22043; VPV—811-07398; VVR—811-08743; and VGM—811-06471.
     Each Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy materials, registration statements and other information filed may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC. Reports, proxy materials and other information concerning the Funds can also be inspected at the Exchanges.

EXHIBIT A
Form of Plan of Redomestication
     THIS AGREEMENT AND PLAN OF REDOMESTICATION (“Agreement”) is made as of the ___ day of ________, 2012 by and among (i) each of the Invesco closed-end registered investment companies identified as a Predecessor Fund on Exhibit A hereto (each a “Predecessor Fund”); (ii) each of the Invesco closed-end investment companies identified as a Successor Fund on Exhibit A hereto (each a “Successor Fund”); and (iii) Invesco Advisers, Inc. (“IAI”).
     This Agreement contemplates a redomestication of each Predecessor Fund from a Massachusetts Business Trust, Maryland corporation or Pennsylvania business trust to a Delaware Statutory Trust, as applicable. For certain Predecessor Funds, such redomestication is the only corporate action contemplated (referred to herein and identified on Exhibit A as a “Redomesticating Fund” and, together, as the “Redomesticating Funds”). For other Predecessor Funds, the redomestication is the first step in a two-step transaction that will, subject to approval by shareholders, also involve the merger of the Successor Fund with another closed-end registered investment company in the Invesco Fund complex (each such Predecessor Fund whose Successor Fund will participate in such a merger being referred to herein and identified on Exhibit A as a “Merging Fund” and, together, as the “Merging Funds”) pursuant to a separate Agreement and Plan of Merger (the “Merger Agreement”).
     This Agreement is intended to be and is adopted as a “plan of reorganization” with respect to each Reorganization (as defined below) within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), and is intended to effect the reorganization of each Predecessor Fund as a Successor Fund (each such transaction, a “Reorganization” and collectively, the “Reorganizations”). Each Reorganization will include the transfer of all of the assets of a Predecessor Fund to the Successor Fund solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Predecessor Fund, (2) the issuance by the Successor Fund to the Predecessor Fund of shares of beneficial interest of the Successor Fund, (3) the distribution of the shares of beneficial interest of the Successor Fund to the holders of shares of beneficial interest of the Predecessor Fund according to their respective interests in complete liquidation of the Predecessor Fund; and (4) the dissolution of the Predecessor Fund as soon as practicable after the Closing provided for in Section 3.1, all upon and subject to the terms and conditions of this Agreement hereinafter set forth.
     In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.
     1. TRANSFER OF ASSETS OF THE PREDECESSOR FUNDS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES
     1.1. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately from the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities, and makes no representations, warranties, or covenants with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.
     1.2. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Predecessor Fund agrees to transfer all of its Assets (as defined in paragraph 1.3) and to assign and transfer all of its liabilities, debts, obligations, restrictions and duties (whether known or unknown, absolute or contingent, accrued or unaccrued and including, without limitation, any liabilities of the Predecessor Fund to indemnify the trustees or officers of the Predecessor Fund or any other persons under the Predecessor Fund’s Declaration of Trust or otherwise, and including, without limitation, any liabilities of the Predecessor Fund under the Merger Agreement) to the corresponding Successor Fund, organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of that Predecessor Fund. Each Successor Fund agrees that in exchange for all of the assets of the corresponding Predecessor Fund: (1) the Successor Fund shall assume all of the liabilities of such Predecessor Fund, whether contingent or otherwise and (2) the Successor Fund shall issue common shares of beneficial interest (together, the “Successor Fund Common Shares”) and preferred shares of beneficial interest (together, the “Successor Fund Preferred Shares” and, together with the Successor Fund Preferred

Shares, the “Successor Fund Shares”) to the Predecessor Fund. The number of Successor Fund Common Shares issued by the Successor Fund to holders of common shares of the Predecessor Fund will be identical to the number of shares of common stock of the Predecessor Fund (together, the “Predecessor Fund Common Shares”) outstanding on the Valuation Date provided for in paragraph 3.1. The Successor Fund shall issue Successor Fund Preferred Shares to holders of preferred shares of the Predecessor Fund (together, Predecessor Fund Preferred Shares” and, together with the Predecessor Fund Common Shares, the “Predecessor Fund Shares”), if any, having an aggregate liquidation preference equal to the aggregate liquidation preference of the outstanding Predecessor Fund Preferred Shares. The terms of the Predecessor Fund Preferred Shares shall be substantially the same as the terms of the Successor Fund Preferred Shares. Such transactions shall take place at the Closing provided for in paragraph 3.1.
     1.3. The assets of each Predecessor Fund to be acquired by the corresponding Successor Fund (“Assets”) shall include all assets, property and goodwill, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends or interest receivable, and any deferred or prepaid expense shown as an asset on the books of the Predecessor Fund on the Closing Date.
     1.4 On the Closing Date each Predecessor Fund will distribute, in complete liquidation, the Successor Fund Shares to each Predecessor Fund shareholder, determined as of the close of business on the Valuation Date, of the corresponding class of the Predecessor Fund pro rata in proportion to such shareholder’s beneficial interest in that class and in exchange for that shareholder’s Predecessor Fund shares. Such distribution will be accomplished by recording on the books of the Successor Fund, in the name of each Predecessor Fund shareholder, the number of Successor Fund Shares representing the pro rata number of Successor Fund Shares received from the Successor Fund which is due to such Predecessor Fund shareholder. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.
     1.5. At the Closing, any outstanding certificates representing Predecessor Fund Shares will be cancelled. The Successor Fund shall not issue certificates representing Successor Fund Common Shares in connection with such exchange, irrespective of whether Predecessor Fund shareholders hold their Predecessor Fund Common Shares in certificated form. Ownership of the Successor Fund Common Shares by each Successor Fund shareholder shall be recorded separately on the books of the Successor Fund’s transfer agent.
     1.6. The legal existence of each Predecessor Fund shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, each Predecessor Fund shall not conduct any business except in connection with its termination and dissolution and except as provided in paragraph 1.7 of this Agreement.
     1.7. Subject to approval of this Agreement by the requisite vote of the applicable Predecessor Fund’s shareholders but before the Closing Date, a duly authorized officer of such Predecessor Fund shall cause such Predecessor Fund, as the sole shareholder of the corresponding Successor Fund, to (i) elect the Trustees of the Successor Fund; (ii) ratify the selection of the Successor Fund’s independent auditors; (iii) approve the investment advisory and sub-advisory agreements for the Successor Fund in substantially the same form as the investment advisory and sub-advisory agreements in effect with respect to the Predecessor Fund immediately prior to the Closing; and (iv) implement any actions approved by the shareholders of the Predecessor Fund at a meeting of shareholders scheduled for _______, 2012 (the “Shareholder Meeting”) including, without limitation, if applicable, a merger with another closed-end fund in the Invesco Fund complex.
     2. VALUATION
     2.1. The value of each Predecessor Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Date”), using the Predecessor Fund’s valuation procedures established by the Predecessor Fund’s Board of Directors/Trustees.
     2.2. The net asset value per share of Successor Fund Common Shares, and the liquidation preference of Successor Fund Preferred Shares, together issued in exchange for the Assets of the corresponding Predecessor Fund, shall be equal to the net asset value per share of the Successor Fund Common Shares and the liquidation preference per share of the Successor Fund Preferred Shares, respectively, on the Closing Date, and the number of such Successor Fund Shares of each class shall equal the number of full and fractional Predecessor Fund Shares outstanding on the Closing Date.
     3. CLOSING AND CLOSING DATE
     3.1. Each Reorganization shall close on ____________, 2012 or such other date as the parties may agree with respect to any or all Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 9:00 a.m., Eastern Time on the Closing Date of that Reorganization unless otherwise agreed to by the parties (the “Closing Time”).
     3.2. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
     3.3. Immediately prior to the Closing the Predecessor Fund shall pay all accumulated but unpaid dividends on the Predecessor Fund Preferred Shares through the date thereof.
     4. REPRESENTATIONS AND WARRANTIES
     4.1. Each Predecessor Fund represents and warrants to the corresponding Successor Fund as follows:
          4.1.1. At the Closing Date, each Predecessor Fund will have good and marketable title to the Assets to be transferred to the Successor Fund pursuant to paragraph 1.2, and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. Upon delivery and in payment for such Assets, the Successor Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), provided that the Successor Fund will acquire Assets that are segregated as collateral for the Predecessor Fund’s derivative positions, including, without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;
          4.1.2. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Predecessor Fund and, subject to the approval of the Predecessor Fund’s shareholders and the due authorization, execution and delivery of this Agreement by the Successor Fund and IAI, this Agreement will constitute a valid and binding obligation of the Predecessor Fund enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;
          4.1.3. No consent, approval, authorization, or order of any court, governmental authority, the Financial Industry Regulatory Authority (“FINRA”) or any stock exchange on which shares of the Predecessor Fund are listed is required for the consummation by the Predecessor Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date); and
          4.1.4. The Predecessor Fund will have filed with the Securities and Exchange Commission (“SEC”) proxy materials, which, for the Merging Funds, may be in the form of a proxy statement/prospectus on Form N-14 (the “Proxy Statement”), complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (the “1940 Act”), the 1933 Act (if applicable) and applicable rules and regulations thereunder, relating to a meeting of its shareholders to be called to consider and act upon the Reorganization contemplated herein.
     4.2. Each Successor Fund represents and warrants to the corresponding Predecessor Fund as follows:
          4.2.1. At the Closing Time, the Successor Fund will be duly formed as a statutory trust, validly existing, and in good standing under the laws of the State of Delaware;
          4.2.2 The Successor Fund Shares to be issued and delivered to the Predecessor Fund pursuant to the terms of this Agreement will, at the Closing Time, have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding and fully paid and non-assessable by the Successor Fund;

          4.2.3 At the Closing Time, the Successor Fund shall succeed to the Predecessor Fund’s registration statement filed under the 1940 Act with the SEC and thus will become duly registered under the 1940 Act as a closed-end management investment company;
          4.2.4 Prior to the Closing Time, the Successor Fund shall not have commenced operations and there will be no issued and outstanding shares in the Successor Fund, except shares issued by the Successor Fund to an initial sole shareholder for the purpose of enabling the sole shareholder to take such actions as are required to be taken by shareholders under the 1940 Act in connection with establishing a new fund;
          4.2.5. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Successor Fund, and, subject to the approval of the Predecessor Fund’s shareholders and the due authorization, execution and delivery of this Agreement by the Predecessor Fund and IAI, this Agreement will constitute a valid and binding obligation of the Successor Fund enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;
          4.2.6. No consent, approval, authorization, or order of any court, governmental authority, FINRA or stock exchange on which shares of the Successor Fund are listed is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date);
          4.2.7. The Successor Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state or District of Columbia securities laws as it may deem appropriate in order to operate after the Closing Date; and
          4.2.8 The Successor Fund is, and will be at the Closing Time, a newly created Delaware statutory trust, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the Assets of the Predecessor Fund in connection with the Reorganization.
     5. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR FUNDS AND THE SUCCESSOR FUNDS
     With respect to each Reorganization, the obligations of the Predecessor Fund and the corresponding Successor Fund are each subject to the conditions that on or before the Closing Date:
     5.1. This Agreement and the transactions contemplated herein shall have been approved by the Board of Directors/Trustees of each of the Predecessor Fund and the Successor Fund and by the requisite vote of the Predecessor Fund’s shareholders;
     5.2. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state or District of Columbia securities authorities) and stock exchanges on which shares of the Funds are, or will be, listed in accordance with this Agreement deemed necessary by the Predecessor Fund or the Successor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Predecessor Fund or the Successor Fund, provided that either party hereto may waive any of such conditions for itself;
     5.3. Prior to or at the Closing, the Successor Fund shall enter into or adopt such agreements as are necessary for the Successor Fund’s operation as a closed-end investment company and such agreements shall be substantially similar to any corresponding agreement of the Predecessor Fund; and
     5.4. The Predecessor Fund and the Successor Fund shall have received on or before the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), in form and substance reasonably acceptable to the Predecessor Fund and the Successor Fund, as to the matters set forth on Schedule 5.4. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Predecessor Fund and the Successor Fund and others, and the officers of the Predecessor Fund and the Successor Fund shall use their best efforts to make available such truthful certificates.

     6. FEES AND EXPENSES
     Each Fund will bear its expenses relating to its Reorganization to the extent that the Fund’s total annual fund operating expenses did not exceed the expense limit under the expense limitation arrangement in place with IAI at the time such expenses were discussed with the Board (the “Expense Cap”). The Fund will bear these expenses regardless of whether its Reorganization is consummated. IAI will bear the Reorganization costs of any Fund that had total annual fund operating expenses which exceeded the Expense Cap at the time such expenses were discussed with the Board.
     Each Successor Fund and corresponding Predecessor Fund represents and warrants to the other that there are no broker’s or finder’s fees payable in connection with the transactions contemplated hereby.
     7. TERMINATION
     With respect to each Reorganization, this Agreement may be terminated by the mutual agreement of the Predecessor Fund and the corresponding Successor Fund, notwithstanding approval thereof by the shareholders of the Predecessor Fund, at any time prior to Closing, if circumstances should develop that, in such parties’ judgment, make proceeding with this Agreement inadvisable.
     8. AMENDMENT
     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by any Predecessor Fund’s shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be distributed to that Predecessor Fund’s shareholders under this Agreement to the detriment of such Predecessor Fund shareholders without their further approval.
     9. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; SURVIVAL; WAIVER
     9.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     9.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
     9.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.
     9.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto with respect to each Predecessor Fund and its corresponding Successor Fund, as applicable, and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the applicable Predecessor Fund and its corresponding Successor Fund and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
     9.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the applicable Predecessor Fund or the applicable Successor Fund as provided in the governing documents of such Funds. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.
     9.6. The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date.
     9.7. Each of the Predecessor Funds and the Successor Funds, after consultation with their respective counsel and by consent of their respective Board of Directors/Trustees or any officer, may waive any condition to its obligations hereunder if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the applicable Predecessor Fund.

     10. NOTICES
     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by fax or certified mail addressed to the Predecessor Fund and the Successor Fund, each at 1555 Peachtree Street, N.E. Atlanta, GA 30309, Attention: Secretary, fax number _____________.
     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
     By:
     [______________], a [Massachusetts
     business trust][Maryland corporation]
     [Pennsylvania business trust]
     By:
     [_______________], a Delaware statutory trust
     Invesco Advisers, Inc.
     By: _______________________
          Name:
          Title:

EXHIBIT A
CHART OF REDOMESTICATIONS

Predecessor Funds (and share classes)	Successor Funds (and share classes)
*                *               *
Schedule 5.4
     Tax Opinion
     (i) The acquisition by the Successor Fund of all of the Assets of the Predecessor Fund, as provided for in the Agreement, in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund, followed by the distribution by the Predecessor Fund to its shareholders of the Successor Fund Shares in complete liquidation of the Predecessor Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Predecessor Fund and the Successor Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
     (ii) No gain or loss will be recognized by the Predecessor Fund upon the transfer of all of its Assets to, and assumption of its liabilities by, the Successor Fund in exchange solely for Successor Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.
     (iii) No gain or loss will be recognized by the Successor Fund upon the receipt by it of all of the Assets of the Predecessor Fund in exchange solely for the assumption of the liabilities of the Predecessor Fund and issuance of the Successor Fund Shares pursuant to Section 1032(a) of the Code.
     (iv) No gain or loss will be recognized by the Predecessor Fund upon the distribution of the Successor Fund Shares by the Predecessor Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.
     (v) The tax basis of the Assets of the Predecessor Fund received by the Successor Fund will be the same as the tax basis of such Assets in the hands of the Predecessor Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.
     (vi) The holding periods of the Assets of the Predecessor Fund in the hands of the Successor Fund will include the periods during which such Assets were held by the Predecessor Fund pursuant to Section 1223(2) of the Code.
     (vii) No gain or loss will be recognized by the shareholders of the Predecessor Fund upon the exchange of all of their Predecessor Fund shares solely for the Successor Fund Shares pursuant to Section 354(a) of the Code.
     (viii) The aggregate tax basis of the Successor Fund Shares to be received by each shareholder of the Predecessor Fund will be the same as the aggregate tax basis of Predecessor Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
     (ix) The holding period of Successor Fund Shares received by a shareholder of the Predecessor Fund will include the holding period of the Predecessor Fund shares exchanged therefor, provided that the shareholder held Predecessor Fund shares as a capital asset on the Closing Date pursuant to Section 1223(1) of the Code.
     (x) For purposes of Section 381 of the Code, the Successor Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Predecessor Fund described in Section 381(c) of the Code as if there had been no Reorganization.

EXHIBIT B
Comparison of Laws — Massachusetts
     The laws governing Massachusetts business trusts and Delaware statutory trusts have similar effect, but they differ in certain respects. Both the Massachusetts business trust law (“MA Statute”) and the Delaware statutory trust act (“DE Statute”) permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust (a “MA Trust”) whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts (a “DE Trust”). The DE Statute provides explicitly that the shareholders and trustees of a Delaware Trust are not liable for obligations of the trust to the same extent as under corporate law, while under the MA Statute, shareholders and trustees could potentially be liable for trust obligations. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees may have the power to amend the DE Trust’s trust instrument, merge or consolidate a Fund with another entity, and to change the DE Trust’s domicile, in each case without a shareholder vote.
     The following is a discussion of only certain material differences between the DE Statute and MA Statute, as applicable, and is not a complete description of them. Further information about each Fund’s current trust structure is contained in such Fund’s organizational documents and in relevant state law.

	Delaware Statutory Trust	Massachusetts Business Trust
Governing Documents/Governing Body	A DE Trust is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DE Trust is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.	A MA Trust is created by the trustees’ execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the MA Statute. A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust’s operations are governed by a trust document and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees.

MA Trusts are also granted a significant amount of organizational and operational flexibility. The MA Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The MA Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.

Ownership Shares of Interest	Under both the DE Statute and the MA Statute, the ownership interests in a DE Trust and MA Trust are denominated as “beneficial interests” and are held by “beneficial owners.”

Series and Classes	Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.	The MA Statute is silent as to any requirements for the creation of such series or classes.

	Delaware Statutory Trust	Massachusetts Business Trust
Shareholder Voting Rights	Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights.	There is no provision in the MA Statute addressing voting by the shareholders of a MA Trust.

Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the MA Statute addressing quorum requirements at meetings of shareholders of a MA Trust.

Shareholder Meetings	Neither the DE Statute nor the MA Statute mandates an annual shareholders’ meeting.

Organization of Meetings	Neither the DE Statute nor the MA Statute contain provisions relating to the organization of shareholder meetings.

Record Date	Under the DE Statute, the governing document may provide for record dates.	There is no record date provision in the MA Statute.

Qualification and Election of Trustees	Under the DE Statute, the governing documents may set forth the manner in which trustees are elected and qualified.	The MA Statute does not contain provisions relating to the election and qualification of trustees of a MA Trust.

Removal of Trustees	Under the DE Statute, the governing documents of a DE Trust or MA Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.	The MA Statute does not contain provisions relating to the removal of trustees.

Restrictions on Transfer	Neither the DE Statute nor the MA Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfers of beneficial interests.

Preemptive Rights and Redemption of Shares	Under each of the DE Statute and the MA Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.

Liquidation Upon Dissolution or Termination Events	Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document.	The MA Statute has no provisions pertaining to the liquidation of a MA Trust.

Shareholder Liability	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	The MA Statute does not include an express provision relating to the limitation of liability of the shareholders of a MA Trust. The shareholders of a MA Trust could potentially be held personally liable for the obligations of the trust.

Trustee/Director Liability	Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.	The MA Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust could potentially be held personally liable for the obligations of the trust.

	Delaware Statutory Trust	Massachusetts Business Trust
Indemnification	Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	The MA Statute is silent as to the indemnification of trustees, officers and shareholders.

Insurance	Neither the DE Statute nor the MA Statute contain provisions regarding insurance.

Shareholder Right of Inspection	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.	There is no provision in the MA Statute relating to shareholder inspection rights.

Derivative Actions	Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.	There is no provision under the MA Statute regarding derivative actions.

Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision under the MA Statute regarding arbitration.

Amendments to Governing Documents	The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust’s certificate of trust are not required to be filed with the Delaware Secretary of State.	The MA Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a MA Trust. The MA Statute provides that the trustees shall, within thirty days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

EXHIBIT C
Comparison of Laws — Pennsylvania
     The Pennsylvania Business Trust Law (“PA Statute”) is silent on many of the salient features of a Pennsylvania business trust (“PA Trust”), whereas the Delaware statutory trust act (“DE Statute”) provides more guidance for Delaware statutory trust (“DE Trust”) governance issues. Generally, both statutes provide a significant amount of operational flexibility. The PA Statute provides that the governing document of the PA Trust may contain provisions relating to any matters relating to the governance of the Trust. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a DE Trust’s governing document. For example, trustees may have the power to amend the governing document, merge or consolidate a DE Trust with another entity and to change the DE Trust’s domicile, in each case without a shareholder vote.
     The following is a discussion of only certain material differences between the DE Statute and the PA Statute as applicable, and is not a complete description of the law. Further information about each Fund’s current trust structure is contained in such Fund’s organizational documents and in relevant state law.

	Delaware Statutory Trust	Pennsylvania Business Law Trust
Governing Documents/Governing Body	A DE Trust is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DE Trust is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.	A Pennsylvania business law trust (“PA Trust”) is formed by filing a deed of trust and other governing documents with the Pennsylvania Department of State. A PA Trust is granted a significant amount of organizational and operational flexibility. The PA Statue provides that the governing document of the PA Trust may contain any provision relating to the regulation of internal affairs of the PA Trust.

Ownership Shares of Interest	Under the DE Statute, the ownership interests in a DE Trust is denominated as “beneficial interests” and are held by “beneficial owners.”	Under the PA Statute, Shareholders own shares of “beneficial interest.”

Series and Classes	Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.	There is no provision in the PA Statute addressing any requirements for the creation of such series or classes.

Shareholder Voting Rights	Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights.	There is no provision in the PA Statute addressing voting by the beneficial owners of a PA Trust.

Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the PA Statute addressing quorum requirements.

	Delaware Statutory Trust	Pennsylvania Business Law Trust
Shareholder Meetings	Neither the DE Statute nor the PA Statute mandates an annual shareholders’ meeting.

Organization at Meetings	Neither the DE Statute nor the PA Statute contains provisions relating to the organization of shareholder meetings.

Record Date	Under the DE Statute, the governing document may provide for record dates.	There is no provision in the PA Statute addressing record date requirements.

Qualification and Election of Trustees	Under the DE Statute, the governing document may set forth the manner in which trustees are elected and qualified.	There is no provision in the PA Statute addressing the qualification and election of Trustees.

Removal of Trustees	Under the DE Statute, the governing documents of a DE Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.	There is no provision in the PA Statute addressing the removal of Trustees.

Restrictions on Transfer	Neither the DE Statute nor the PA Statute contains provisions relating to restrictions on transfers of beneficial interests.

Preemptive Rights and Redemption of Shares	Under the DE Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.	There is no provision in the PA Statute addressing preemptive rights and redemption of shares.

Liquidation Upon Dissolution or Termination Events	Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document. Under the DE Statute, a series established in accordance with the DE Statute that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing document. A series is dissolved and its affairs wound up at the time or upon the happening events specified in the governing document or as specified by the DE Statute.	Under the PA Statute, the governing document may provide the termination events. Otherwise, a PA Trust may not be terminated, dissolved or revoked by a beneficial owner or other person.

	Delaware Statutory Trust	Pennsylvania Business Law Trust
Shareholder Liability	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	Under the PA Statute, except as otherwise provided in the governing document, the beneficiaries of a PA Trust will be entitled to the same limitation of personal liability as is extended to shareholders in a PA business corporation.

Trustee/Director Liability	Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.	Under the PA Statute, except as otherwise provided in the governing document, the trustees of a PA Trust are not personally liable to any person for any act or obligation of the trust or any other trustee.

Indemnification	Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	Under the PA Statute, except as otherwise provided in the governing document, a PA Trust may indemnify any person who was or is a party or is threatened to be made a party to any civil, criminal, administrative or investigative, by reason of the fact that he/she is or was a representative of the corporation if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the corporation.

Insurance	Neither the DE Statute nor the PA Statute contains provisions relating to the ability of a DE Trust or PA Trust to purchase insurance on behalf of its trustees or other persons.

Shareholder Right of Inspection	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.	There is no provision in the PA Statute addressing Shareholder rights of inspection.

	Delaware Statutory Trust	Pennsylvania Business Law Trust
Derivative Actions	Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.	There is no provision in the PA Statute addressing derivative actions.

Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision in the PA Statute addressing the arbitration of claims.

Amendments to Governing Documents	The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust’s certificate of trust are not required to be filed with the Delaware Secretary of State.	Under the PA Statute, the governing document may provide procedures for amendment of the governing document.

EXHIBIT D
Comparison of Governing Documents
VKI, VVR, and VGM
     VKI, VVR, and VGM are each a Massachusetts business trust (each an “MA Trust” and together, the “MA Trusts”). Under Proposal 1, if approved, each MA Trust will reorganize into a newly formed Delaware statutory trust (a “DE Trust”). The following is a discussion of certain provisions of the governing instruments and governing laws of each MA Trust and its corresponding DE Trust, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Fund’s shareholder reports and its governing documents.
     Shares. The Trustees of the MA Trusts have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the MA Trusts indicate that the amount of common shares that an MA Trust may issue is unlimited. Preferred shares are limited to the amount set forth in the Declarations (defined below). Shares of the MA Trusts have no preemptive rights.
     The Trustees of the DE Trusts have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the DE Trusts indicate that the amount of common and preferred shares that a DE Trust may issue is unlimited. Shares of the DE Trusts have no preemptive rights.
     Organization. The MA Trusts are organized as Massachusetts business trusts, under the laws of the Commonwealth of Massachusetts. Each MA Trust is governed by its Declaration of Trust (a “Declaration”) and its By-Laws, each as may be amended, and its business and affairs are managed under the supervision of its Board of Trustees.
     Each DE Trust is organized as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (“Delaware Act”). Each DE Trust is governed by its Amended and Restated Agreement and Declaration of Trust (also, a “Declaration” and, together with the Declaration of each MA Trust, the “Declarations”) and its By-Laws, and its business and affairs are managed under the supervision of its Board of Trustees.
     Composition of the Board of Trustees. The Boards of Trustees of both the MA Trusts and the DE Trusts are divided into three classes, with the election of each class staggered so that each class is only up for election once every three years.
     Shareholder Meetings and Rights of Shareholders to Call a Meeting. The stock exchanges on which an MA Trust and DE Trust’s shares are currently listed requires annual meetings to elect trustees.
      The governing instruments for each MA Trust provide that special meetings of shareholders may be called by a majority of the Trustees. In addition, special meetings of shareholders may also be called by any Trustee upon written request from shareholders holding in the aggregate not less than 51% of the outstanding common and/or preferred shares, if any (depending on whether they are voting as a single class or separately).
     The By-Laws of the DE Trusts authorize the Trustees to call a meeting of the shareholders for the election of Trustees. The By-Laws of the DE Trusts also authorize a meeting of shareholders for any purpose determined by the Trustees. The By-Laws of the DE Trusts state that shareholders have no power to call a special meeting of shareholders.
     Submission of Shareholder Proposals. The MA Trusts do not have provisions in their governing instruments that require shareholders to provide advance notice to the MA Trusts in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to all of the MA Trusts and the DE Trusts, require that certain conditions be met to present any proposal at a shareholder meeting.
     The matters to be considered and brought before an annual or special meeting of shareholders of the DE Trusts are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. For proposals submitted by shareholders, the By-Laws of the DE Trusts contain provisions which require that notice be given to a DE Trust by an otherwise eligible shareholder in advance of the annual or special shareholder meeting in order for the shareholder to present a proposal at any such meeting and requires shareholders to provide certain information in connection with the proposal. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at the annual or special shareholder meeting.
     In general, for nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of a DE Trust, written notice must be delivered to the Secretary of the DE Trust not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary (an “Other Annual Meeting Date”), the written notice must be delivered by the later of the 90th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, the dates for receipt of the written notice shall be calculated based on the Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting. If the number of Trustees to be elected to the Board is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 70 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the Secretary of the DE Trust no later than the 10th date after such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the DE Trust to the Secretary of the DE Trust no later than the 10th date after such meeting is publicly announced or disclosed. Specific information, as set forth in the By-Laws, about the nominee, the shareholder making the nomination, and the proposal must also be delivered, and updated as necessary if proposed at an annual meeting, by the shareholder of the DE Trust. The shareholder or a qualified representative must also appear at the annual or special meeting of shareholders to present about the nomination or proposed business.
     Quorum. The governing instruments of the MA Trusts provide that a quorum will exist if shareholders representing a majority of the outstanding shares of each class or series or combined class entitled to vote are present at the meeting in person or by proxy.
     The By-Laws of each DE Trust provide that a quorum will exist if shareholders representing a majority of the outstanding shares entitled to vote are present or represented by proxy, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case the quorum must comply with such requirements.
     Number of Votes; Aggregate Voting. The governing instruments of the MA Trusts and the Declaration and By-Laws of the DE Trusts provide that each shareholder is entitled to one vote for each whole share held as to any matter on which the shareholder is entitled to vote, and a proportionate fractional vote for each fractional share held. The MA Trusts and the DE Trusts do not provide for cumulative voting for the election or removal of Trustees.
     The governing instruments of the MA Trusts generally provide that all share classes vote by class or series of the MA Trust, except as otherwise provided by applicable law, the governing instruments or resolution of the Trustees.
     The Declarations for the DE Trusts generally provide that all shares are voted as a single class, except when required by applicable law, the governing instruments, or when the Trustees have determined that the matter affects the interests of one or more classes, in which case only the shareholders of all such affected classes are entitled to vote on the matter.
     Derivative Actions. Shareholders of each MA Trust have the power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the MA Trust or its shareholders. Such shareholders have the power to vote to the same extent as the stockholders of a Massachusetts corporation.

     The Declarations for the DE Trusts state that a shareholder may bring a derivative action on behalf of a DE Trust only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the Board of Trustees and, unless a demand is not required, shareholders who hold at least a majority of the outstanding shares must join in the demand for the Board of Trustees to commence an action, and the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of the claim.
     Right to Vote. The 1940 Act provides that shareholders of a fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders also have the right to vote on certain matters affecting a fund or a particular share class thereof under their respective governing instruments and applicable state law. The following summarizes the matters on which shareholders have the right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of an MA Trust or DE Trust do not have the right to vote, the Trustees may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a fund’s outstanding shares.
          Election and Removal of Trustees. The shareholders of the MA Trusts are entitled to vote, under certain circumstances, for the election and the removal of Trustees. Subject to the rights of the preferred shareholders, if any, the Trustees of the MA Trusts are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). Any Trustee of the MA Trusts may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the class or classes of shares of beneficial interest that elected such Trustee.
     With regard to the DE Trusts, Trustees are elected by the affirmative vote of a majority of the outstanding shares of the DE Trust present in person or by proxy and entitled to vote at a meeting of the shareholders at which a quorum is present. Preferred shareholders, voting as a separate class, elect at least two Trustees by the affirmative vote of a majority of the outstanding preferred shares. Under certain circumstances, as set forth by the Trustees in accordance with the Declaration, holders of preferred shares may elect at least a majority of the Board’s Trustees. The Declaration and By-Laws of the DE Trusts do not provide shareholders with the ability to remove Trustees.
          Amendment of Governing Instruments. Except as described below, the Trustees of the MA Trusts and DE Trusts have the right to amend, from time to time, the governing instruments. For the MA Trusts, the Trustees have the power to alter, amend or repeal the By-Laws or adopt new By-Laws, provided that By-Laws adopted by shareholders may only be altered, amended or repealed by the shareholders. For the DE Trusts, the By-Laws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders.
     For the MA Trusts, the shareholders must vote with respect to any amendment of the Declaration to the extent provided by the Declaration. The vote required is a majority of the shares of any class or series present or represented by proxy and entitled to vote at the meeting, except as otherwise provided by applicable law, the Declaration or resolution of the Trustees specifying a greater or lesser vote requirement for the transaction of any item of business at any meeting of shareholders.
     For the DE Trusts, the Board generally may amend the Declaration without shareholder approval, except: (i) any amendment to the Declaration approved by the Board that would reduce the shareholders’ rights or declassify the Board to indemnification requires the vote of shareholders owning at least 75% of the outstanding shares; and (ii) any amendments to the Declaration that would change shareholder voting rights require the affirmative vote or consent by the Board of Trustees followed by the affirmative vote or consent of shareholders owning at least 75% of the outstanding shares, unless such amendments have been previously approved, adopted or authorized by the affirmative vote of at least 66 2/3% of the Board of Trustees, in which case an affirmative Majority Shareholder Vote is required (the “DE Trusts’ Voting Standard”).

          Mergers, Reorganizations, and Conversions. The governing instruments of the MA Trusts provide that a merger, consolidation, sale, lease or exchange requires the affirmative vote of not less than 66 2/3% of the common shares and the preferred shares, if any, outstanding and entitled to vote, voting as separate classes. If the merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes, is sufficient authorization. Conversion to an open-end company is required to be approved by at least a majority of the Trustees, including those who are not interested persons as defined in the 1940 Act, and a Majority Shareholder Vote of each of the common shares and preferred shareholders, if any, voting as separate classes. An incorporation or reorganization requires the approval of a majority of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes.
     For the DE Trusts, any such merger, consolidation, conversion, reorganization, or reclassification requires approval pursuant to the DE Trusts’ Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
          Principal Shareholder Transactions. The MA Trusts require a vote or consent of 75% of the common shares or preferred shares, if any, outstanding and entitled to vote, voting as separate classes, where a principal shareholder of a fund (i.e., any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the fund’s outstanding shares) is the party to certain transactions.
     The DE Trusts require a vote pursuant to the DE Trusts’ Voting Standard for certain principal shareholder transactions. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
          Termination of a Trust. With respect to the MA Trusts, the affirmative vote of not less than 75% (66 2/3% for VGM) of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes, at any meeting of shareholders, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than 75% of each of such common shares and preferred shares, is required for termination of an MA Trust.
     To spare shareholders the expense of a shareholder meeting in connection with the dissolution of a Fund, the DE Trusts may be dissolved upon a vote pursuant to the DE Trusts’ Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between a DE Trust and any national securities exchange. In addition, if the affirmative vote of at least 75% of the Board approves the dissolution, shareholder approval is not required.
     Liability of Shareholders. The Massachusetts statute governing business trusts does not include an express provision relating to the limitation of liability of the shareholders of a Massachusetts business trust. However, the Declarations for the MA Trusts provide that no shareholder will be personally liable in connection with the acts, obligations or affairs of the MA Trusts. Consistent with Section 3803 of the Delaware Act, the Declarations of the DE Trusts generally provide that shareholders will not be subject to personal liability for the acts or obligations of the DE Trust.
     Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for both the DE Trusts and the MA Trusts generally provide that no Trustee or officer of a DE Trust and no Trustee, officer, employee or agent of an MA Trust is subject to any personal liability in connection with the assets or affairs of the DE Trust and the MA Trust and the, respectively, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disabling Conduct”).
     Indemnification. The MA Trusts generally indemnify every person who is or has been a Trustee or officer of the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by them in connection with any claim, action, suit or proceeding in which they becomes involved as a party or otherwise by virtue of their being or having been a Trustee or officer and against amounts paid or incurred by them in the settlement thereof, except otherwise for Disabling Conduct.

     The Trustees, officers, employees or agents of a DE Trust (“Covered Persons”) are indemnified by the DE Trust to the fullest extent permitted by the Delaware Act, the By-Laws and other applicable law. The By-Laws provide that every Covered Person is indemnified by the DE Trust for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness, by reason of the fact that such person is a Covered Person. For proceedings not by or in the right of the DE Trust (i.e., derivative lawsuits), every Covered Person is indemnified by the DE Trust for expenses actually and reasonably incurred in the investigation, defense or settlement in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness, by reason of the fact that such person is a Covered Person. No Covered Person is indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of disabling conduct or for any proceedings by such Covered Person against the Trust. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in Disabling Conduct.
     A DE Trust is indemnified by a common shareholder who brings an action against the Trust for all costs, expenses, penalties, fines or other amounts arising from such action to the extent that the shareholder is not the prevailing party. The DE Trust is permitted to redeem shares of and set off against any distributions to the shareholder for such amounts liable by the shareholder to the DE Trust.

VPV
     VPV is a Pennsylvania business trust (the “PA Trust”). Under Proposal 1, if approved, the PA Trust will reorganize into a newly formed Delaware statutory trust (the “DE Trust”). The following is a discussion of certain provisions of the governing instruments and governing laws of the PA Trust and its DE Trust, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Fund’s shareholder reports and its governing documents.
     Shares. The Trustees of the PA Trust have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the PA Trust indicates that the amount of common shares that the PA Trust may issue is unlimited. Preferred shares are limited to the amount set forth in the Declaration (defined below). Shares of the PA Trust have no preemptive rights.
     The Trustees of the DE Trust have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the DE Trust indicates that the amount of common and preferred shares that the DE Trust may issue is unlimited. Shares of the DE Trust have no preemptive rights.
     Organization. The PA Trust is organized as Pennsylvania business trust, under the laws of the Commonwealth of Pennsylvania. The PA Trust is governed by its Declaration of Trust (a “Declaration”) and its By-Laws, each as may be amended, and its business and affairs are managed under the supervision of its Board of Trustees.
     The DE Trust is organized as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (“Delaware Act”). The DE Trust is governed by its Amended and Restated Agreement and Declaration of Trust (also, a “Declaration” and, together with the Declaration of the PA Trust, the “Declarations”) and its By-Laws, and its business and affairs are managed under the supervision of its Board of Trustees.
     Composition of the Board of Trustees. The Boards of Trustees of both the PA Trust and the DE Trust are divided into three classes, with the election of each class staggered so that each class is only up for election once every three years.
     Shareholder Meetings and Rights of Shareholders to Call a Meeting. The stock exchanges on which the PA Trust and DE Trust’s shares are currently listed requires annual meetings to elect trustees.
      The governing instruments for the PA Trust provide that special meetings of shareholders may be called by a majority of the Trustees. In addition, special meetings of shareholders may also be called by any Trustee upon written request from shareholders holding in the aggregate not less than 51% of the outstanding common and/or preferred shares (depending on whether they are voting as a single class or separately).
     The By-Laws of the DE Trust authorize the Trustees to call a meeting of the shareholders for the election of Trustees. The By-Laws of the DE Trust also authorize a meeting of shareholders for any purpose determined by the Trustees. The By-Laws of the DE Trust states that shareholders have no power to call a special meeting of shareholders.
     Submission of Shareholder Proposals. The PA Trust do not have provisions in its governing instruments that require shareholders to provide advance notice to the PA Trust in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the PA Trust and the DE Trust, require that certain conditions be met to present any proposal at a shareholder meeting.
     The matters to be considered and brought before an annual or special meeting of shareholders of the DE Trust are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. For proposals submitted by shareholders, the By-Laws of the DE Trusts contain provisions which require that notice be given to a DE Trust by an otherwise eligible shareholder in advance of the annual or special shareholder meeting in order for the shareholder to present a proposal at any such meeting and requires shareholders to provide certain information in connection with the proposal. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at the annual or special shareholder meeting.
     In general, for nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of the DE Trust, written notice must be delivered to the Secretary of the DE Trust not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary (an “Other Annual Meeting Date”), the written notice must be delivered by the later of the 90th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, the dates for receipt of the written notice shall be calculated based on the Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting. If the number of Trustees to be elected to the Board is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 70 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the Secretary of the DE Trust no later than the 10th date after such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the DE Trust to the Secretary of the DE Trust no later than the 10th date after such meeting is publicly announced or disclosed. Specific information, as set forth in the By-Laws, about the nominee, the shareholder making the nomination, and the proposal must also be delivered, and updated as necessary if proposed at an annual meeting, by the shareholder of the DE Trust. The shareholder or a qualified representative must also appear at the annual or special meeting of shareholders to present about the nomination or proposed business.
     Quorum. The governing instruments of the PA Trust provide that a quorum will exist if shareholders representing a majority of the outstanding shares of each class or series or combined class entitled to vote are present at the meeting in person or by proxy.
     The By-Laws of the DE Trust provide that a quorum will exist if shareholders representing a majority of the outstanding shares entitled to vote are present or represented by proxy, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case the quorum must comply with such requirements.
     Number of Votes; Aggregate Voting. The governing instruments of the PA Trust and the Declaration and By-Laws of the DE Trust provide that each shareholder is entitled to one vote for each whole share held as to any matter on which the shareholder is entitled to vote, and a proportionate fractional vote for each fractional share held. The PA Trust and the DE Trust do not provide for cumulative voting for the election or removal of Trustees.
     The governing instruments of the PA Trust generally provide that all share classes vote by class or series of the PA Trust, except as otherwise provided by applicable law, the governing instruments or resolution of the Trustees.
     The Declaration for the DE Trust generally provide that all shares are voted as a single class, except when required by applicable law, the governing instruments, or when the Trustees have determined that the matter affects the interests of one or more classes, in which case only the shareholders of all such affected classes are entitled to vote on the matter.
     Derivative Actions. Shareholders of the PA Trust have the power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the PA Trust or its shareholders. Such shareholders have the power to vote to the same extent as the stockholders of a Pennsylvania business corporation.
     The Declaration for the DE Trust state that a shareholder may bring a derivative action on behalf of the DE Trust only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the Board of Trustees and, unless a demand is not required, shareholders who hold at least a majority of the outstanding shares must join in the demand for the Board of Trustees to commence an action, and the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of the claim.
     Right to Vote. The 1940 Act provides that shareholders of a fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders also have the right to vote on certain matters affecting a fund or a particular share class thereof under their respective governing instruments and applicable state law. The following summarizes the matters on which shareholders have the right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of the PA Trust or the DE Trust do not have the right to vote, the Trustees may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a fund’s outstanding shares.
          Election and Removal of Trustees. The shareholders of the PA Trust are entitled to vote, under certain circumstances, for the election and the removal of Trustees. Subject to the rights of the preferred shareholders, the Trustees of the PA Trust are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). Any Trustee of the PA Trust may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the class or classes of shares of beneficial interest that elected such Trustee.
     With regard to the DE Trust, Trustees are elected by the affirmative vote of a majority of the outstanding shares of the DE Trust present in person or by proxy and entitled to vote at a meeting of the shareholders at which a quorum is present. Preferred shareholders, voting as a separate class, elect at least two Trustees by the affirmative vote of a majority of the outstanding preferred shares. Under certain circumstances, as set forth by the Trustees in accordance with Declaration, holders of preferred shares may elect at least a majority of the Board’s Trustees. The Declaration and By-Laws of the DE Trust do not provide shareholders with the ability to remove Trustees.
          Amendment of Governing Instruments. Except as described below, the Trustees of the PA Trust and DE Trust have the right to amend, from time to time, the governing instruments. For the PA Trust, the Trustees have the power to alter, amend or repeal the By-Laws or adopt new By-Laws, provided that By-Laws adopted by shareholders may only be altered, amended or repealed by the shareholders. For the DE Trust, the By-Laws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders.
     For the PA Trust, the shareholders must vote with respect to any amendment of the Declaration to the extent provided by the Declaration. The vote required is a majority of the shares of any class or series present or represented by proxy and entitled to vote at the meeting, except as otherwise provided by applicable law, the Declaration or resolution of the Trustees specifying a greater or lesser vote requirement for the transaction of any item of business at any meeting of shareholders.
     For the DE Trust, the Board generally may amend the Declaration without shareholder approval, except: (i) any amendment to the Declaration approved by the Board that would reduce the shareholders’ rights or declassify the Board to indemnification requires the vote of shareholders owning at least 75% of the outstanding shares; and (ii) any amendments to the Declaration that would change shareholder voting rights require the affirmative vote or consent by the Board of Trustees followed by the affirmative vote or consent of shareholders owning at least 75% of the outstanding shares, unless such amendments have been previously approved, adopted or authorized by the affirmative vote of at least 66 2/3% of the Board of Trustees, in which case an affirmative Majority Shareholder Vote is required (the “DE Trust’s Voting Standard”).
          Mergers, Reorganizations, and Conversions. The governing instruments of the PA Trust provide that a merger, consolidation, sale, lease or exchange requires the affirmative vote of not less than 66 2/3% of the common shares and the preferred shares outstanding and entitled to vote, voting as separate classes. If the merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the common and preferred shares outstanding and entitled to vote, voting as separate classes, is sufficient authorization. Conversion to an open-end company is required to be approved by at least a majority of the Trustees, including those who are not interested persons as defined in the 1940 Act, and a Majority Shareholder Vote of each of the common and preferred shareholders, voting as separate classes. An incorporation or reorganization requires the approval of a majority of the common and preferred shares outstanding and entitled to vote, voting as separate classes.
     For the DE Trust, any such merger, consolidation, conversion, reorganization, or reclassification requires approval pursuant to the DE Trust’s Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
          Principal Shareholder Transactions. The PA Trust requires a vote or consent of 75% of the common or preferred shares outstanding and entitled to vote, voting as separate classes, where a principal shareholder of a fund (i.e., any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the fund’s outstanding shares) is the party to certain transactions.
     The DE Trust require a vote pursuant to the DE Trust’s Voting Standard for certain principal shareholder transactions. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
          Termination of the Trust. With respect to the PA Trust, the affirmative vote of not less than 75% of the common and preferred shares outstanding and entitled to vote, voting as separate classes, at any meeting of shareholders, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than 75% of each of such common shares and preferred shares, is required for the termination of the PA Trust.
     To spare shareholders the expense of a shareholder meeting in connection with the dissolution of a fund, the DE Trust may be dissolved upon a vote pursuant to the DE Trust’s Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the DE Trust and any national securities exchange. In addition, if the affirmative vote of at least 75% of the Board approves the dissolution, shareholder approval is not required.
     Liability of Shareholders. Consistent with Section 3803 of the Delaware Act and Section 9506 of the Pennsylvania statute governing business trusts, the Declaration of the PA Trust and the DE Trust generally provides that shareholders will not be subject to personal liability for the acts or obligations of the DE Trust.
     Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for both the DE Trust and the PA Trust generally provide that no Trustee or officer of the DE Trust and no Trustee, officer, employee or agent of the PA Trust is subject to any personal liability in connection with the assets or affairs of the DE Trust and the PA Trust, respectively, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disabling Conduct”).
     Indemnification. The PA Trust generally indemnifies every person who is or has been a Trustee or officer of the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by them in connection with any claim, action, suit or proceeding in which they becomes involved as a party or otherwise by virtue of their being or having been a Trustee or officer and against amounts paid or incurred by them in the settlement thereof, except otherwise for Disabling Conduct.
     The Trustees, officers, employees or agents of the DE Trust (“Covered Persons”) are indemnified by the DE Trust to the fullest extent permitted by the Delaware Act, the By-Laws and other applicable law. The By-Laws provide that every Covered Person is indemnified by the DE Trust for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness, by reason of the fact that such person is a Covered Person. For proceedings not by or in the right of the DE Trust (i.e., derivative lawsuits), every Covered Person is indemnified by the DE Trust for expenses actually and reasonably incurred in the investigation, defense or settlement in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness, by reason of the fact that such person is a Covered Person. No Covered Person is indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of disabling conduct or for any proceedings by such Covered Person against the Trust. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in Disabling Conduct.
     A DE Trust is indemnified by any common shareholder who brings an action against the Trust for all costs, expenses, penalties, fines or other amounts arising from such action to the extent that the shareholder is not the prevailing party. The DE Trust is permitted to redeem shares of and set off against any distributions to the shareholder for such amounts liable by the shareholder to the DE Trust.

VBF and VTA
     VBF and VTA are each a Delaware statutory trust (each a “DE Trust” and together, the “DE Trusts”). Under Proposal 2, if approved, each DE Trust will adopt a new Amended and Restated Agreement and Declaration of Trust (the “New Declaration”). The following is a discussion of certain provisions of the existing Amended and Restated Declaration of Trust (the “Current Declaration”) compared with the New Declaration, as well as a discussion and comparison, if applicable, of the other governing documents and governing laws of the DE Trusts, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Fund’s shareholder reports and its governing documents.
     Shares. Under the Current Declarations, the Trustees of the DE Trusts have the power to issue shares, including shares that have rights and powers senior or subordinate to other shares with regard to VBF and preferred shares with regard to VTA, without shareholder approval. The current governing documents of the DE Trusts indicate that the amount of shares that the DE Trust may issue is unlimited. Shares of the DE Trusts have no preemptive rights.
     Under the New Declarations, the Trustees of the DE Trusts have the power to issue shares, including preferred shares, without shareholder approval. The new governing documents of the DE Trusts indicate that the amount of common and preferred shares that a DE Trust may issue is unlimited. Shares of the DE Trusts will continue to have no preemptive rights.
     Organization. The DE Trusts are organized as Delaware statutory trusts pursuant to the Delaware Statutory Trust Act (“Delaware Act”). Each DE Trust is governed by its Declaration and its By-Laws, each as may be amended, and its business and affairs are managed under the supervision of its Board of Trustees.
     Composition of the Board of Trustees. Under the Current Declarations and the New Declarations, the Boards of Trustees of the DE Trusts are divided into three classes, with the election of each class staggered so that each class is only up for election once every three years. Under the New Declarations, any Trustee of a DE Trust who is standing for reelection, but who fails to receive a quorum or sufficient votes, may continue to serve for the full term of office for the class to which the Trustee was seeking to be elected.
     Shareholder Meetings and Rights of Shareholders to Call a Meeting. The DE Trusts are required to hold annual shareholder meetings under their current governing documents. Similarly, under the new governing documents, the DE Trusts are required to hold annual shareholder meetings to elect trustees. Under the current governing documents and the new governing documents, the stock exchanges on which the DE Trusts’ shares are currently listed requires annual meetings to elect trustees.
     The current governing documents for each DE Trust provide that meetings of shareholders may be called by the Chairman, the President or a majority of the Trustees and whenever election of a Trustee or Trustees is required by the provisions of the 1940 Act. In addition, meeting of shareholders shall also be called by the Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding for the purpose of voting upon removal of any Trustee, or if the Trustees shall fail to call or give notice of any such meeting of Shareholders for a period of 30 days after such application, then shareholders holding at least ten percent 10% of the Shares then outstanding may call and give notice of such meeting.
     The new By-Laws of the DE Trusts authorize the Trustees to call a meeting of the shareholders for the election of Trustees. The new By-Laws of the DE Trusts also authorize a meeting of shareholders for any purpose determined by the Trustees. The new By-Laws of the DE Trusts state that shareholders have no power to call a special meeting of shareholders.
     Submission of Shareholder Proposals. The DE Trusts do not have provisions in their current governing documents that require shareholders to provide advance notice to the DE Trust in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the DE Trust, require that certain conditions be met to present any proposal at a shareholder meeting.

     Under the new governing documents, the matters to be considered and brought before an annual or special meeting of shareholders of the DE Trusts are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. For proposals submitted by shareholders, the new By-Laws of the DE Trusts contain provisions which require that notice be given to a DE Trust by an otherwise eligible shareholder in advance of the annual or special shareholder meeting in order for the shareholder to present a proposal at any such meeting and requires shareholders to provide certain information in connection with the proposal. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at the annual or special shareholder meeting.
     In general, under the new governing documents, for nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of a DE Trust, written notice must be delivered to the Secretary of the DE Trust not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary (an “Other Annual Meeting Date”), the written notice must be delivered by the later of the 90th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, the dates for receipt of the written notice shall be calculated based on the Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting. If the number of Trustees to be elected to the Board is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 70 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the Secretary of the DE Trust no later than the 10th date after such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the DE Trust to the Secretary of the DE Trust no later than the 10th date after such meeting is publicly announced or disclosed. Specific information, as set forth in the new By-Laws, about the nominee, the shareholder making the nomination, and the proposal must also be delivered, and updated as necessary if proposed at an annual meeting, by the shareholder of the DE Trust. The shareholder or a qualified representative must also appear at the annual or special meeting of shareholders to present about the nomination or proposed business.
     Quorum. The current governing documents of the DE Trusts provide that a quorum is a majority of the shares entitled to vote.
     The new By-Laws of each DE Trust provide that a quorum will exist if shareholders representing a majority of the outstanding shares entitled to vote are present or represented by proxy, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case the quorum must comply with such requirements.
     Number of Votes; Aggregate Voting. The current governing documents and the new governing documents of the DE Trusts provide that each shareholder is entitled to one vote for each whole share held as to any matter on which the shareholder is entitled to vote, and a proportionate fractional vote for each fractional share held. The current governing documents and the new governing documents do not provide for cumulative voting for the election or removal of Trustees.
     The Current Declarations for the DE Trusts generally provide that all shares are voted as a single class, except when required by applicable law, the 1940 Act, or when the Trustees determine that the vote affects only the rights and interests of a specific class.
     The New Declarations for the DE Trusts generally provide that all shares are voted as a single class, except when required by applicable law, the new governing documents, or when the Trustees have determined that the matter affects the interests of one or more classes, in which case only the shareholders of all such affected classes are entitled to vote on the matter.

     Derivative Actions. Under the current governing documents, shareholders of each DE Trust have the power to vote to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the DE Trust or any class, or the shareholders of any of them (provided, however, that a shareholder of a particular class shall not in any event be entitled to maintain a derivative or class action on behalf of any other class or the shareholders thereof).
     The New Declarations for the DE Trusts state that a shareholder may bring a derivative action on behalf of a DE Trust only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the Board of Trustees and, unless a demand is not required, shareholders who hold at least a majority of the outstanding shares must join in the demand for the Board of Trustees to commence an action, and the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of the claim.
     Right to Vote. The 1940 Act provides that shareholders of a fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders also have the right to vote on certain matters affecting a fund or a particular share class thereof under their respective governing instruments and applicable state law. The following summarizes the matters on which shareholders have the right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of a DE Trust do not have the right to vote, the Trustees may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a fund’s outstanding shares.
          Election and Removal of Trustees. Under the current governing documents, the shareholders of the DE Trusts are entitled to vote, under certain circumstances, for the election and the removal of Trustees. A vote for the election of Trustees shall be decided by a Majority Shareholder Vote. Any Trustee of the DE Trusts may be removed by a vote of shareholders holding a majority of the shares cast at any meeting called for that purpose, or by a written declaration signed by the shareholders holding not less than a majority of the shares of the DE Trust. Preferred shareholders of VTA owning of record a plurality of the preferred shares voting as a class at an annual meeting of the shareholders or special meeting called for such purpose, shall elect at least two Trustees at all times. Preferred shareholders may also elect a majority of Trustees if dividends on the preferred shares have been unpaid for an amount equal to two full years of dividends.
     With regard to the new governing documents, Trustees are elected by the affirmative vote of a majority of the outstanding shares of the DE Trust present in person or by proxy and entitled to vote at a meeting of the shareholders at which a quorum is present. Preferred shareholders, voting as a separate class, elect at least two Trustees by the affirmative vote of a majority of the outstanding preferred shares. Under certain circumstances, as set forth by the Trustees in accordance with the New Declarations, holders of preferred shares may elect at least a majority of the Board’s Trustees. The New Declarations and new By-Laws of the DE Trusts do not provide shareholders with the ability to remove Trustees.
          Amendment of Governing Instruments. Except as described below, under the current governing documents and the new governing documents, the Trustees of the DE Trusts have the right to amend, from time to time, the governing instruments. The current By-Laws of the DE Trusts may be altered, amended or repealed, in whole or in part, at any time by vote of the holders of a majority of shareholders, outstanding and entitled to vote, or by the Board. The new By-Laws of the DE Trusts may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders.
     With respect to any amendment of the Current Declarations that adversely affects the rights of shareholders, Board approval and a separate vote of shareholders of the majority of the shares of the Trust or classes entitled to vote at the meeting is required. Other amendments to the provisions of the Current Declarations must be approved by the Board except as otherwise set forth in the Current Declarations.

     The Board generally may amend the Declaration without shareholder approval, except: (i) any amendment to the New Declarations approved by the Board that would reduce the shareholders’ rights or declassify the Board to indemnification requires the vote of shareholders owning at least 75% of the outstanding shares; and (ii) any amendments to the New Declarations that would change shareholder voting rights require the affirmative vote or consent by the Board of Trustees followed by the affirmative vote or consent of shareholders owning at least 75% of the outstanding shares, unless such amendments have been previously approved, adopted or authorized by the affirmative vote of at least 66 2/3% of the Board of Trustees, in which case an affirmative Majority Shareholder Vote is required (the “New Declarations’ Voting Standard”).
          Mergers, Reorganizations, and Conversions. The current governing instruments of the DE Trusts provide that a consolidation, merger, or sale of the DE Trust requires the affirmative vote of not less than three-fourths of the outstanding shares of each class entitled to be cast. If the consolidation, merger, or sale is recommended by two-thirds of the Trustees, a majority of the aggregate number of votes entitled to be cast is sufficient authorization. A reorganization or incorporation requires a Majority Shareholder Vote.
     The new governing instruments of the DE Trusts provide that any such merger, consolidation, conversion, reorganization, or reclassification requires approval pursuant to the New Declarations’ Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
          Principal Shareholder Transactions. A principal shareholder of a fund is any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the fund’s outstanding shares. The current governing documents of the DE Trusts do not require a separate vote for a transaction where a principal shareholder is the party to the transaction.
     The new governing documents of the DE Trusts require a vote pursuant to the New Declarations’ Voting Standard for certain principal shareholder transactions. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
          Termination of a Trust. With respect to the current governing documents of the DE Trusts, Board approval, subject to the affirmative vote of not less than a majority of the shares outstanding and entitled to vote at any meeting of shareholders, or by an instrument in writing without a meeting, consented to by the holders of not less than a majority of such shares, is required for termination of the DE Trust.
     To spare shareholders the expense of a shareholder meeting in connection with the dissolution of a fund, the new governing documents of the DE Trusts may be dissolved upon a vote pursuant to the New Declarations’ Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between a DE Trust and any national securities exchange. In addition, if the affirmative vote of at least 75% of the Board approves the dissolution, shareholder approval is not required.
     Liability of Shareholders. Consistent with Section 3803 of the Delaware Act, the Current Declarations and New Declarations generally provide that shareholders will not be subject to personal liability for the acts or obligations of the DE Trusts.
     Liability of Trustees and Officers. Consistent with the 1940 Act, the current governing instruments and the new governing instruments for the DE Trusts generally provide that no Trustee or officer of a DE Trust is subject to any personal liability in connection with the assets or affairs of the DE Trust, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disabling Conduct”).
     Indemnification. Under the current governing documents, the DE Trusts generally indemnify every person who is a Trustee, officer, employee and agent (“Covered Persons”) against all liability and against all expenses reasonably incurred or paid by them in connection with the defense or disposition of any action, suit or proceeding in which they become involved as a party or otherwise by virtue of their being or having been a Trustee or officer, director or trustee and against amounts paid or incurred by them in the settlement thereof, except otherwise for Disabling Conduct.

     The Covered Persons under the new governing documents of the DE Trusts are indemnified by the DE Trust to the fullest extent permitted by the Delaware Act, the new By-Laws and other applicable law. The new By-Laws provide that every Covered Person is indemnified by the DE Trust for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness, by reason of the fact that such person is a Covered Person. For proceedings not by or in the right of the DE Trust (i.e., derivative lawsuits), every Covered Person is indemnified by the DE Trust for expenses actually and reasonably incurred in the investigation, defense or settlement in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness, by reason of the fact that such person is a Covered Person. No Covered Person is indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of disabling conduct or for any proceedings by such Covered Person against the Trust. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in Disabling Conduct.
     A DE Trust is indemnified by a common shareholder who brings an action against the Trust for all costs, expenses, penalties, fines or other amounts arising from such action to the extent that the shareholder is not the prevailing party. The DE Trust is permitted to redeem shares of and set off against any distributions to the shareholder for such amounts liable by the shareholder to the DE Trust.

EXHIBIT E
Form of Amended and Restated Agreement and Declaration of Trust
     AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST of Invesco [Van Kampen]___________ is made the ____ day of ________, 2012 by the parties signatory hereto, as Trustees, and by each person who becomes a Shareholder in accordance with the terms hereinafter set forth;
WHEREAS the Trust was formed on _______________ by the filing of a Certificate of Trust with the office of the Secretary of State of the State of Delaware pursuant to a Declaration of Trust, dated as of _________ (the “Original Declaration”);
WHEREAS the Trust has been formed to carry on the business of a closed-end management investment company as defined in the 1940 Act;
WHEREAS the Trustees have agreed to manage all property coming into their hands as trustees of a Delaware statutory trust in accordance with the provisions of the Delaware Statutory Trust Act, as amended from time to time, and the provisions hereinafter set forth; and
WHEREAS pursuant to the provisions of the Original Declaration, the Board of Trustees desires to amend and restate the Original Declaration in the manner hereinafter set forth.
NOW, THEREFORE, the Trustees hereby declare that:
(i) the Original Declaration is amended and restated in its entirety in the manner hereinafter set forth;
(ii) they will hold all cash, securities and other assets that they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares as hereinafter set forth; and
(iii) this Amended and Restated Agreement and Declaration of Trust and the Bylaws shall be binding in accordance with their terms on every Trustee, by virtue of having become a Trustee of the Trust, and on every Shareholder, by virtue of having become a Shareholder of the Trust, pursuant to the terms of this Agreement and the Bylaws.
ARTICLE I
NAME, DEFINITIONS, PURPOSE AND CERTIFICATE OF TRUST
Section 1.1 Name. The name of the statutory trust is Invesco [Van Kampen] ____________, and the Trustees may transact the Trust’s affairs in that name or any other name as the Board of Trustees may from time to time designate. The Trust shall constitute a Delaware statutory trust in accordance with the Delaware Act.
Section 1.2 Offices of the Trust. The Board may at any time establish offices of the Trust at any place or places where the Trust intends to do business.
Section 1.3 Registered Agent and Registered Office. The name of the registered agent of the Trust and the address of the registered office of the Trust are as set forth in the Certificate of Trust.
Section 1.4 Definitions. Whenever used herein, unless otherwise required by the context or specifically provided in the Governing Instrument:
(a) “Affiliated Person,” “Commission,” “Company,” “Person,” and “Principal Underwriter” shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder;

(b) “Agreement” means this Amended and Restated Agreement and Declaration of Trust, as it may be amended or amended, restated or supplemented, including without limitation, supplements relating to Preferred Shares, if any, from time to time;
(c) “Board of Trustees” or “Board” shall mean the governing body of the Trust, that is comprised of the number of Trustees of the Trust fixed from time to time pursuant to Article III hereof, having the powers and duties set forth herein;
(d) “Bylaws” means the Bylaws of the Trust as amended from time to time by the Trustees;
(e) “Certificate of Trust” shall mean the certificate of trust of the Trust filed on April 2, 2012 with the office of the Secretary of State of the State of Delaware as required under the Delaware Act, as such certificate may be amended or restated from time to time;
(f) “class” or “class of Shares” refers to the division of Shares into two or more classes as provided in Section 2.1;
(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.
(h) “Covered Person” means a person who is or was a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of another foreign or domestic corporation, trust, partnership, joint venture or other enterprise;
(i) “Delaware Act” refers to the Delaware Statutory Trust Act, 12 Del. C. § 3801 et seq., as such Act may be amended from time to time;
(j) “Governing Instrument” means collectively, this Agreement, the Bylaws, and any instrument or resolution establishing preferred shares, all amendments to this Agreement and the Bylaws, all written committee and sub-committee charters adopted by the Trustees, and every resolution of the Trustees or any committee or sub-committee of the Trustees that by its terms is incorporated by reference into this Agreement or stated to constitute part of the Trust’s Governing Instrument, in each case as of the date of the adoption of each such resolution or amendment or modification thereto;
(k) “Majority Shareholder Vote” means the vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust with each class of Shares voting together as a single class, except to the extent the 1940 Act or the Governing Instrument requires the separate vote of one or more classes of Shares, in which case the applicable proportion of such classes of Shares voting as a separate class, as the case may be, will be required;
(l) “Majority Trustee Vote” means the vote of a majority of the Trustees then in office;
(m) “1933 Act” means the Securities Act of 1933, as amended from time to time, and the rules promulgated thereunder;
(n) “1940 Act” means the Investment Company Act of 1940, as amended from time to time, and the rules promulgated thereunder;
(o) “Record Owner” means, as of any particular time, a record owner of Shares of the Trust shown on the books of the Trust or the Trust’s transfer agent as then issued and outstanding at such time;
(p) “Registration Statement” means a registration statement of the Trust relating to Shares filed with the Commission under the 1933 Act and/or the 1940 Act, and all amendments to such registration statement, as in effect from time to time. The “effective date” of a Registration Statement shall be the date on which such Registration Statement (and any amendments thereto) is declared effective by the Commission, or becomes effective pursuant to the 1933 Act and/or the 1940 Act;

(q) “series” or “series of Shares” refers to the designation of Shares into one or more series as provided in Section 2.1;
(r) “Shareholder” means, as of any particular time, an owner of Shares, whether beneficially or of record, of the Trust;
(s) “Shares” means the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. All references to Shares shall be deemed to be Shares of any or all series or classes as the context may require;
(t) “Trust” means Invesco [Van Kampen]_______________, the Delaware statutory trust formed under the Original Declaration, as amended and restated by this Agreement, and by filing of the Certificate of Trust with the office of the Secretary of State of the State of Delaware and governed by this Agreement, as such instruments may be further amended, restated or supplemented from time to time;
(u) “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust, or by the Trustees on behalf of the Trust; and
(v) “Trustees” means the natural persons who have signed this Agreement as trustees so long as they shall continue to serve as trustees of the Trust in accordance with the terms hereof, and all other natural persons who may from time to time be duly appointed as Trustee in accordance with the provisions of Section 3.4, or elected as Trustee by the Shareholders, and reference herein to a Trustee or to the Trustees shall refer to such natural persons in their capacity as Trustees hereunder.
In this Agreement or in any amended, restated or supplemented Agreement, references to this Agreement, and all expressions like “herein,” “hereof,” and “hereunder,” shall be deemed to refer to this Agreement as amended, restated or supplemented. All expressions like “his,” “he,” and “him,” shall be deemed to include the feminine and neuter, as well as masculine, genders.
Section 1.5 Purpose. The purpose of the Trust is to conduct, operate and carry on the business of a closed-end management investment company registered under the 1940 Act investing primarily in securities and other financial instruments or property, and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Agreement.
ARTICLE II
SHARES OF BENEFICIAL INTEREST
Section 2.1 Shares of Beneficial Interest.
(a) The Trustees may, without Shareholder approval, authorize one or more classes of Shares (which classes may be designated as one or more series), with Shares of each such class or series having such par value and such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine. Subject to applicable law, the Trustees may, without Shareholder approval, authorize the Trust to issue subscription or other rights representing interests in Shares to existing Shareholders or other persons subject to such terms and conditions as the Trustees may determine. The number of Shares of each class or series authorized shall be unlimited, and, unless otherwise provided in the Governing Instrument, the Shares so authorized may be represented in part by fractional shares. The Trustees may without Shareholder approval from time to time divide or combine the Shares of any class or series into a greater or lesser number without thereby changing the proportionate beneficial interest in the class or series. All Shares issued hereunder, including without limitation, Shares issued in connection with a dividend or other distribution in Shares or a split or reverse split of shares, when issued on the terms determined by the Trustees, shall be fully paid and nonassessable.

(b) The Shares shall initially be designated as one class, a class of an unlimited number of common Shares, no par value (the “Common Shares”), having the powers, preferences, rights, qualifications, limitations and restrictions described below. The Trust may also, from time to time, issue a class of an unlimited number of preferred Shares, (the “Preferred Shares”), having such par value, powers, preferences, rights, qualifications, limitations and restrictions as shall be set forth in a written instrument or resolution or resolutions adopted by the Trustees. Following the issuance of Preferred Shares, when no Preferred Shares or series of Preferred Shares remain outstanding, the Trustees shall adopt a resolution eliminating such Preferred Shares or Preferred Shares of the applicable series, subject to the right of the Trustees to issue Preferred Shares or Preferred Shares of a series pursuant to a future resolution or resolutions. To the extent that the Trustees authorize and issue Preferred Shares, they are hereby authorized and empowered to amend, restate or supplement this Agreement as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement, restatement or amendment shall be filed as is necessary.
(c) Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by the 1940 Act or the Governing Instrument.
(d) Subject to any Board resolution establishing and designating a class of Shares, Shareholders shall have no preemptive or other right to subscribe for new or additional authorized, but unissued Shares or other securities issued by the Trust.
(e) Subject to the rights of the holders of Preferred Shares, if any, dividends or other distributions, when, as and if declared by the Board, shall be shared equally by the holders of Common Shares on a share for share basis. Subject to the rights of the holders of Preferred Shares, if any, in the event of the termination of the Trust, the holders of the Common Shares shall be entitled to receive pro rata the net distributable assets of the Trust.
(f) Any Trustee, officer or other agent of the Trust, and any organization in which any such Person has an economic or other interest, may acquire, own, hold and dispose of Shares in the Trust, whether such Shares are authorized but unissued, or already outstanding, to the same extent as if such Person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell and may purchase such Shares from any such Person or any such organization, subject to the limitations, restrictions or other provisions applicable to the sale or purchase of such shares herein, the 1940 Act and other applicable law.
Section 2.2 Other Securities. The Trustees may, subject to the requirements of the 1940 Act and the Governing Instrument, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including debt securities or other senior securities. The Trustees are also authorized to take such actions and retain such Persons as they see fit to offer and sell such securities.
Section 2.3 Personal Liability of Shareholders. No Shareholder of the Trust shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any Shareholder or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than (i) such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise, or (ii) any indemnification payment owed to the Trust by the Shareholder pursuant to Section 8.5. The Shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit.
Section 2.4 Derivative Actions. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the following conditions are met:
          (a) The Shareholder or Shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed. For purposes of this Section 2.4, a demand on the Board of Trustees shall be deemed not likely to succeed and therefore excused only if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as such term is defined in the Delaware Act).
          (b) Unless a demand is not required under Section 2.4(a), Shareholders eligible to bring such derivative action under the Delaware Act who hold at least a majority of the outstanding Shares of the Trust shall join in the demand for the Board of Trustees to commence such action; and
          (c) Unless a demand is not required under Section 2.4(a), the Board of Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the demand and shall require an undertaking by the Shareholders making such demand to reimburse the Trust for the fees and expense of any such counsel or other advisors and other out of pocket expenses of the Trust, in the event that the Board of Trustees determines not to bring such action. The Trust is hereby permitted to redeem or repurchase Shares of any Shareholder liable to the Trust under this Section 2.4(c) at a value determined by the Board of Trustees in accordance with the 1940 Act and other applicable law, and to set off against and retain any distributions otherwise payable to any Shareholder liable to the Trust under this Section 2.4(c), in payment of amounts due hereunder.
     For purposes of this Section 2.4, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees” (as such term in defined in the Delaware Act).
Section 2.5 Assent to Agreement. Every Shareholder, by virtue of having purchased a Share, shall be held to have expressly assented to, and agreed to be bound by, the terms hereof. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to rights of said deceased, incapacitated, dissolved, terminated or bankrupt Shareholder under the Governing Instrument. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners.
Section 2.6 Disclosure of Holding. The Shareholders or holders of other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct or indirect ownership of Shares or other securities of the Trust as the Trustees deem to be (i) in the best interests of the Trust or (ii) necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority or stock exchange on which the Shares are listed for trading.
ARTICLE III
THE TRUSTEES
Section 3.1 Management of the Trust.
(a) The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Agreement.
(b) The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any and all foreign jurisdictions and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned.

(c) The enumeration of any specific power in this Agreement shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court or other authority.
Section 3.2 Number of Trustees. The Board shall consist of such number of trustees as shall be fixed from time to time by a majority of the Trustees; provided, however, that the number of trustees shall in no event be less than two (2) nor more than eleven (11) ; and provided further that the number of trustees shall be increased automatically to such number as is required to effectuate Section 3.4(b). The natural persons who have executed this Agreement shall be the Trustees as of the date hereof.
Section 3.3 Classes of Trustees; Terms of Office of Trustees.
(a) The Board of Trustees shall be divided into three classes. The number of Trustees in each class, and the individual Trustees assigned to each class, shall be determined by resolution of the Board of Trustees.
(b) The terms of office for each class of Trustees shall be determined as follows:
(1) The term of office of the first class shall expire on the date of the first annual meeting of Shareholders, or special meeting in lieu thereof at which Trustees are elected;
(2) The term of office of the second class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof at which Trustees are elected, following the date hereof;
(3) The term of office of the third class shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof at which Trustees are elected, following the date hereof; and
(4) Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected to succeed the Trustees whose terms of office expire for a term expiring on the date of the third annual meeting of Shareholders, or special meeting in lieu thereof at which Trustees are elected, following such expiration. The term of any Trustee standing for re-election who fails to receive sufficient votes to be elected to office due to a lack of quorum or a failure to receive the required Shareholder vote set forth in Section 3.4 shall continue for successive one year terms until such Trustee is duly elected, at which time such Trustee shall serve the remainder of the term of office for the class to which such Trustee was originally elected.
(c) Each Trustee elected shall hold office until his or her successor shall have been elected at a meeting of Shareholders called for the purpose of electing Trustees and shall have qualified, except that:
(1) Any Trustee may resign as trustee or may retire by written instrument signed by such Trustee and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein;
(2) Any Trustee may be removed at any time, with or without cause, by written instrument signed by at least 75% of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; provided that from the date hereof through June 30, 2013, such instrument shall be signed by at least eighty percent (80%) of the number of Trustees prior to such removal;
(3) Any Trustee who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and
(4) A Trustee shall be retired in accordance with the terms of any retirement policy adopted by at least 75% of the Trustees and in effect from time to time.

Section 3.4 Election, Vacancies and Appointment of Trustees.
(a) Except as set forth in Section 3.4(b), Trustees shall be elected by the affirmative vote of a majority of the outstanding Shares of the Trust present in person or by proxy and entitled to vote at an annual meeting of Shareholders (or special meeting in lieu thereof at which Trustees are elected) at which a quorum is present.
(b) At any time that Preferred Shares are issued and outstanding:
(1) Two (2) Trustees shall at all times have been elected by the holders of Preferred Shares, voting as a separate class, or in the event of a vacancy of a Trustee so elected, appointed by the Board for such purpose in accordance with the terms of the Governing Instrument; and
(2) The two Trustees to be elected solely by the holders of Preferred Shares shall be elected by the affirmative vote of a majority of the outstanding Preferred Shares present in person or by proxy and entitled to vote at an annual meeting of Shareholders (or special meeting in lieu thereof at which Trustees are elected) at which a quorum is present, voting as a separate class, and the remaining Trustees shall be elected by the Common Shares and Preferred Shares voting together as provided in Section 3.4(a) above.
(3) The Preferred Shareholders voting as a separate class shall elect at least a majority of the Trustees, and the number of Trustees shall be fixed automatically to such increased number that is the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares, would constitute a majority of the Board of Trustees as so increased, during any period that holders of Preferred Shares are entitled to elect a majority of the Trustees of the Fund pursuant to the designations and powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Shares as set forth by the Trustees in accordance with this Agreement (a “voting period”). Upon termination of a Voting Period, the voting rights described in this subparagraph 3.4(b)(3) shall cease and the terms of the additional Trustees elected pursuant to this Section 3.4(b)(3) shall immediately terminate; subject always, however, to the revesting of such voting rights upon the further occurrence of any of the events described in this subparagraph 3.4(b)(3).
(c) In case of the declination to serve, death, resignation, retirement or removal of a Trustee, or a Trustee is otherwise unable to serve, or an increase in the size of the Board, a vacancy shall occur. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the determination of the other Trustees of such vacancy shall be conclusive. In the case of any vacancy, the remaining Trustees may fill such vacancy by appointing such other person as they in their discretion shall see fit, or may leave such vacancy unfilled or may reduce the size of the Board to not less than two (2) Trustees. A Trustee appointed to fill any such vacancy shall serve for the remainder of the term commensurate with the class to which the person is appointed. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by resolution of the Board of Trustees, duly adopted, which shall be recorded in the minutes of a meeting of the Trustees, whereupon the appointment shall take effect.
(d) An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or removal of a Trustee, or an increase in the size of the Board effective at a later date, provided that said appointment shall become effective only at the time or after the expected vacancy occurs.
(e) As soon as any Trustee appointed pursuant to this Section 3.4 or elected by the Shareholders shall have accepted the Trust and agreed in writing to be bound by the terms of the Agreement, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder.
Section 3.5 Temporary Absence of Trustee. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.
Section 3.6 Effect of Death, Resignation, etc. of a Trustee. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or to revoke any existing agency created pursuant to the terms of this Agreement.

Section 3.7 Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Legal title in all of the assets of the Trust and the right to conduct any business shall at all times be considered as vested in the Trust, except that the Trustees may cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any Person as nominee.
Section 3.8 Legal Standard. The Trustees shall be subject to the same fiduciary duties to which the directors of a Delaware corporation would be subject if the Trust were a Delaware corporation, the Shareholders were shareholders of such Delaware corporation and the Trustees were directors of such Delaware corporation, and such modified duties shall replace any fiduciary duties to which the Trustees would otherwise be subject. Without limiting the generality of the foregoing, all actions and omissions of the Trustees shall be evaluated under the doctrine commonly referred to as the “business judgment rule,” as defined and developed under Delaware law, to the same extent that the same actions or omissions of directors of a Delaware corporation in a substantially similar circumstance would be evaluated under such doctrine. Notwithstanding the foregoing, the provisions of the Governing Instrument, to the extent that they modify, restrict or eliminate the duties (including fiduciary duties), and liabilities relating thereto, of a Trustee otherwise applicable under the foregoing standard or otherwise existing at law (statutory or common) or in equity, are agreed by each Shareholder and the Trust to replace such duties and liabilities of such Trustee under the foregoing standard or otherwise existing at law (statutory or common) or in equity.
Section 3.9 Other Business Interests. The Trustees shall devote to the affairs of the Trust such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders, partners or employees of the Trustees, if any, shall be expected to devote their full time to the performance of such duties. The Trustees, or any Affiliated Person, shareholder, officer, director, partner or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in, or possess an interest in, any business or venture other than the Trust, of any nature and description, independently or with or for the account of others. None of the Trust or any Shareholder shall have the right to participate or share in such other business or venture or any profit or compensation derived therefrom.
ARTICLE IV
POWERS OF THE TRUSTEES
Section 4.1 Powers. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust.
(a) Without limiting the foregoing and subject to any applicable limitation in the Governing Instrument or applicable law, the Trustees shall have power and authority:
(1) To invest and reinvest cash and other property, and to hold cash or other property uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, distribute and otherwise deal with and lease any or all of the assets of the Trust;
(2) To operate as, and to carry on the business of, an investment company, and to exercise all the powers necessary and appropriate to the conduct of such operations;
(3) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation or engagement of any other Person and to lend Trust Property;
(4) To provide for the distribution of Shares either through a principal underwriter in the manner hereafter provided for or by the Trust itself, or both, or otherwise pursuant to an underwriting agreement of any kind;

(5) To adopt Bylaws not inconsistent with this Agreement providing for the conduct of the business of the Trust and to amend and repeal them all without a vote of the Shareholders; such Bylaws shall be deemed incorporated and included in the Governing Instrument;
(6) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;
(7) To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other domestic or foreign entities as custodians of any assets of the Trust subject to any conditions set forth in this Agreement or in the Bylaws;
(8) To retain one or more transfer agents and shareholder servicing agents;
(9) To set record dates in the manner provided herein or in the Bylaws;
(10) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, administrator, custodian, underwriter or other agent or independent contractor;
(11) To sell or exchange any or all of the assets of the Trust, subject to the right of Shareholders, if any, to vote on such transaction pursuant to Section 6.1;
(12) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies and powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustee shall deem proper;
(13) To exercise powers and rights of subscription or otherwise that in any manner arise out of ownership of securities;
(14) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trust or a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Delaware statutory trusts or investment companies;
(15) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, with respect to any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;
(16) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;
(17) To declare and pay dividends and make distributions of income and of capital gains and capital to Shareholders in the manner hereinafter provided;
(18) To repurchase Shares from time to time as permitted by applicable law, upon such terms and conditions as the Trustees shall establish;
(19) To establish one or more committees or sub-committees, to delegate any of the powers of the Trustees to said committees or sub-committees and to adopt a written charter for one or more of such committees or sub-committees governing its membership, duties and operations and any other characteristics as the Trustees may deem proper, each of which committees and sub-committees may consist of less than the whole number of Trustees then in office, and may be empowered to act for and bind the Trustees and the Trust as if the acts of such committee or sub-committee were the acts of all the Trustees then in office;
(20) To interpret the investment policies, practices or limitations of the Trust;

(21) To establish a registered office and have a registered agent in the State of Delaware;
(22) To enter into joint ventures, general or limited partnerships, limited liability companies, and any other combinations and associations; and
(23) In general, to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.
(b) The foregoing clauses of Section 4.1(a) shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.
(c) Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust, and not an action in an individual capacity.
(d) The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust.
(e) No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.
Section 4.2 Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Articles II and VII hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust with respect to which such Shares are issued.
Section 4.3 Action by the Trustees. Except as otherwise set forth herein, the Board of Trustees or any committee or sub-committee thereof shall act by majority vote of those present at a meeting duly called as set forth in the Bylaws at which a quorum required by the Bylaws is present. Any action that may be taken by the Board of Trustees or any committee or sub-committee thereof by majority vote at a meeting duly called and at which a quorum required by the Bylaws is present, may also be taken by written consent of at least seventy-five percent (75%) of the Trustees or members of the committee or sub-committee, as the case may be, without a meeting, provided that the writing or writings are filed with the minutes of proceedings of the Board or committee or sub-committee. Written consents or waivers of the Trustees may be executed in one or more counterparts. Any written consent or waiver may be provided and delivered to the Trust by any means by which notice may be given to a Trustee. Subject to the requirements of the Governing Instrument and the 1940 Act, the Trustees by Majority Trustee Vote may delegate to any Trustee or Trustees or committee or sub-committee of Trustees, officer or officers of the Trust or any agent of the Trust authority to approve particular matters or take particular actions on behalf of the Trust; provided that if an action of the Trustees requires a vote greater than a Majority Trustee Vote, such greater vote shall be required to delegate such action to any Trustee or Trustees or committee or sub-committee of Trustees.
Section 4.4 Principal Transactions. Subject to Article IX, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, underwriter, or transfer agent for the Trust or with any Affiliated Person of such Person; and the Trust may employ any such Person, or firm or Company in which such Person is an Affiliated Person, as broker, legal counsel, registrar, investment adviser, underwriter, administrator, transfer agent, dividend disbursing agent, custodian, or in any capacity upon customary terms, subject in all cases to applicable laws, rules, and regulations and orders of regulatory authorities.

Section 4.5 Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser and manager, administrator, principal underwriter, auditors, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.
Section 4.6 Trustee Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust. They may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, administrative, legal, accounting, investment banking, underwriting, brokerage, or investment dealer or other services and the payment for the same by the Trust.
Section 4.7 Independent Trustee. A Trustee who is an “independent trustee,” as that term is defined in the Delaware Act, shall be deemed to be independent and disinterested for all purposes when making any determinations or taking any action as a Trustee.
ARTICLE V
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT
Section 5.1 Investment Adviser.
(a) The Trustees may in their discretion, from time to time, enter into an investment advisory or management contract or contracts with respect to the Trust whereby the other party or parties to such contract or contracts shall undertake to furnish the Trustees with such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine.
(b) The Trustees may authorize the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon among the Trustees, the investment adviser and sub-adviser. Any references in this Agreement to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.
Section 5.2 Other Service Contracts. The Trustees may authorize the engagement of a principal underwriter, transfer agent, administrator, custodian, and any other service providers they deem to be in the best interest of the Trust.
Section 5.3 Parties to Contract. Any contract of the character described in Sections 5.1 and 5.2 may be entered into with any corporation, firm, partnership, trust, association or other legal entity, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, member, employee or agent or hold any other similar officer with respect to such other party to the contract.
Section 5.4 Miscellaneous. The fact that (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any company or of or for any parent or affiliate of any company, with which an advisory or administration contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing, custodian or other agency contract may have been or may hereafter be made, or that any such company, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that (ii) any company with which an advisory or administration contract or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing, custodian, or other agency contract may have been or may hereafter be made also has an advisory or administration contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing, custodian or other agency contract with one or more other companies, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE VI
SHAREHOLDERS’ VOTING POWERS AND MEETING
Section 6.1 Voting Powers.
(a) The Shareholders shall have power to vote only to:
(1) Elect Trustees, provided that a meeting of Shareholders has been called for that purpose;
(2) Approve transactions described in Section 6.2 and Article IX of this Agreement;
(3) Approve any amendment to Section 3.3 to declassify the Board, to this Article VI or Article IX or, to the extent required by Section 6.2, to Section 8.4; and
(4) Approve such additional matters as may be required by the 1940 Act, the Governing Instrument or any stock exchange on which the Shares are listed for trading, or as the Trustees, in their sole discretion, shall determine.
(b) Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, or by the Governing Instrument that may be taken by Shareholders.
(c) Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.
(d) Except as otherwise provided in the Governing Instrument, on any matter submitted to a vote of the Shareholders, all Shares shall be voted together as a single class, except when required by applicable law, Section 3.4(b) or when the Trustees have determined that the matter affects the interests of one or more classes or affects each class differently, then the Shareholders of each such affected class shall be entitled to vote separately thereon.
(e) Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.
(f) Except as otherwise provided in the Governing Instrument, an affirmative Majority Shareholder Vote shall be required to approve any matter requiring a vote of the Shareholders.
(g) Only Record Owners shall have the power to cast a vote at a meeting of shareholders subject to the voting provisions set forth in the Governing Instrument. Beneficial owners of Shares who are not Record Owners shall not be entitled to cast a vote at a meeting of Shareholders but shall be entitled to provide voting instructions to corresponding Record Owners, subject to any limitations imposed by applicable law and stock exchanges on which the Shares are listed for trading.
Section 6.2 Additional Voting Powers and Voting Requirements for Certain Actions.
(a) Notwithstanding any other provision of this Agreement, the Shareholders shall have power to vote to approve any amendment to Section 8.4 of this Agreement approved by the Board of Trustees that would have the effect of reducing the indemnification provided thereby to Shareholders or former Shareholders, and any such action shall require the affirmative vote or consent of Shareholders owning at least seventy-five percent (75%) of the outstanding Shares.
(b) Notwithstanding any other provision of this Agreement, any amendment to Section 3.3 to declassify the Board or to this Article VI or Article IX of this Agreement shall require the affirmative vote or consent of the Board of Trustees followed by the affirmative vote or consent of Shareholders owning at least seventy-five percent (75%) of the outstanding Shares, unless such amendment has been previously approved, adopted or authorized by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required.

(c) The voting requirements set forth in this Section 6.2 shall be in addition to, and not in lieu of, any vote or consent of the Shareholders otherwise required by applicable law (including, without limitation, any separate vote by class that may be required by the 1940 Act) or by the Governing Instrument.
(d) Any additional matter not expressly requiring a vote of Shareholders on which the Trustees determine the Shareholders shall have power to vote shall require the affirmative vote or consent of Shareholders owning at least seventy-five percent (75%) of the outstanding Shares, unless such matter has been previously approved, adopted or authorized by the affirmative vote of at least two-thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required.
ARTICLE VII
DISTRIBUTIONS AND REPURCHASES
Section 7.1 Distributions. The Trustees may from time to time declare and pay dividends and make other distributions with respect to any Shares or class thereof, which may be from surplus, income, capital gains or capital or distributions in kind of the assets of the Trust. Subject to the rights of the holders of Preferred Shares, if any, the amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees, although the Trustees pursuant to Section 4.1(a)(10) may delegate the authority to set record, declaration, payment and ex-dividend dates, determine the amount of dividends and distributions and pay such dividends and distributions. Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. The Trustees shall have the power and authority to amend, correct or change the amount of any declared dividend or distribution from time to time until such dividend or distribution has been paid to shareholders. All dividends and other distributions on Shares or a class thereof shall be distributed pro rata to the Record Owners of such class, as the case may be, in proportion to the number of Shares or Shares of such class they held on the record date established for such payment. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash distribution payment plans, or similar plans as the Trustees deem appropriate.
Section 7.2 Repurchase of Shares With Shareholder Consent.
(a) Subject to the Governing Instrument, the Trust may repurchase Shares on the open market or such Shares as are tendered by any Record Owner for repurchase pursuant to a repurchase offer or tender offer, if any, made by the Trust periodically or from time to time, upon the presentation by the Record Owner of a proper instrument of transfer together with a request directed to the Trust, its transfer agent or other duly authorized agent, that the Trust repurchase such Shares, or in accordance with such other procedures for repurchase as the Board of Trustees may from time to time authorize; and the Trust will pay therefor a price that meets the requirements of Section 23 of the 1940 Act, and the rules and regulations adopted thereunder, and that is in accordance with the terms of such repurchase offer, tender offer, the Governing Instrument and other applicable law.
(b) The repurchase price may in any case or cases be paid wholly or partly in kind if the Board of Trustees determines that such payment is advisable in the interest of the Trust. Subject to the foregoing, the fair value, selection and quantity of securities or other property of the Trust so paid or delivered as all or part of the repurchase price shall be determined by or under authority of the Board of Trustees. Subject to applicable law, the Trust shall not be liable for any delay of any corporation or other Person in transferring securities or other property selected for delivery as all or part of any payment in kind.
Section 7.3 Repurchase of Shares Without Shareholder Consent. Subject to the Governing Instrument, the Trust shall have the right at its option and at any time, subject to the 1940 Act and other applicable law, to repurchase Shares of any Shareholder at a price that meets the requirements of Section 23 of the 1940 Act, and the rules and regulations adopted thereunder, and that is in accordance with the terms of the Governing Instrument and other applicable law: (a) if at such time, such Shareholder owns Shares having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (b) to the extent that such Shareholder owns Shares in an amount less than, equal to or in excess of a percentage or certain number of the Shares determined from time to time by the Trustees.

Section 7.4 Transfer of Shares. Shares shall be transferable in accordance with the provisions of the Bylaws.
Section 7.5 Redemptions. Unless otherwise provided in the rights of any series of Preferred Shares, the Shares of the Trust are not redeemable at the option of the holders thereof.
ARTICLE VIII
LIMITATION OF LIABILITY AND INDEMNIFICATION
Section 8.1 Limitation of Liability. A Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer of the Trust; provided, however, that nothing contained herein shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office with the Trust.
Section 8.2 Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.
Section 8.3 Insurance. To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase with Trust Property insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Covered Person in connection with any proceeding in which such Covered Person becomes involved by virtue of such Covered Person’s actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Covered Person against such liability.
Section 8.4 Indemnification of Shareholders. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder of the Trust and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the Trust’s assets, to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Trust, on its own behalf, shall upon request by the Shareholder, assume the defense of any such claim made against the Shareholder for any act or obligation of the Trust.
Section 8.5 Indemnification of the Trust. Except to the extent expressly set forth in the Governing Instrument, each Shareholder will be liable to the Trust for, and indemnify and hold harmless the Trust (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including without limitation, reasonable attorneys’ and other professional fees, whether third party or internal, arising from any action against the Trust in which such Shareholder is not the prevailing party, and shall pay such amounts on demand, together with interest on such amounts, which interest will accrue at the lesser of the Trust’s highest marginal borrowing rate, per annum compounded, and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of payment. The Trust is hereby permitted to redeem or repurchase Shares of any Shareholder liable to the Trust under this Section 8.5 at a value determined by the Board of Trustees in accordance with the 1940 Act and other applicable law, and to set off against and retain any distributions otherwise payable to any Shareholder liable to the Trust under this Section 8.5, in payment of amounts due hereunder.
ARTICLE IX
CERTAIN TRANSACTIONS
Section 9.1 Vote Required. Notwithstanding any other provision of this Agreement to the contrary and subject to the exceptions provided in this Article IX, each of the transactions described in this Article IX shall require the approval of the Board of Trustees followed by the affirmative vote of the holders of not less than 75% of the outstanding Shares unless such transaction has been previously approved by the affirmative vote of at least two thirds (66 2/3%) of the Board of Trustees, in which case an affirmative Majority Shareholder Vote shall be required.

Such affirmative vote shall be in addition to the vote or consent of Shareholders otherwise required by law or by the terms of any class of Preferred Shares, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.
Section 9.2 Dissolution of the Trust or Termination of a Class.
(a) The Trust shall have perpetual existence, except that the Trust shall be dissolved upon approval by vote of the Board followed by a vote of Shareholders as set forth in Section 9.1; provided that if the affirmative vote of at least seventy-five percent (75%) of the Board approves the dissolution, no vote of Shareholders shall be required to dissolve the Trust.
(b) Upon dissolution of the Trust, the Trust shall carry on no business except for the purpose of winding up its affairs, and all powers of the Trustees under this Agreement shall continue until such affairs have been wound up. Without limiting the foregoing, the Trustees shall (in accordance with Section 3808 of the Delaware Act) have the power to:
(1) Fulfill or discharge the contracts of the Trust;
(2) Collect its assets;
(3) Sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind;
(4) Pay or make reasonable provision (including through the use of a liquidating trust) to pay all claims and obligations of the Trust, including all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust, but for which the identity of the claimant is unknown, and claims and obligations that have not been made known to the Trust or that have not arisen but that, based on the facts known to the Trust, are likely to arise or to become known to the Trust within 10 years after the date of dissolution; and
(5) Do all other acts appropriate to liquidate its business.
(c) If there are sufficient assets held with respect to the Trust, such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to the Trust, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including, without limitation, cash, securities or any combination thereof) held with respect to the Trust shall be distributed to the Record Owners of the Trust ratably according to the number of Shares of the Trust held of record by the several Record Owners on the date for such dissolution distribution, subject to any then existing preferential rights of Shares.
(d) On completion of distribution of the remaining assets and upon the winding up of the Trust in accordance with Section 3808 of the Delaware Act and its termination, any one (1) Trustee shall execute, and cause to be filed, a certificate of cancellation, with the office of the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the Delaware Act, whereupon the Trust shall terminate and the Trustees and the Trust shall be discharged from all further liabilities and duties hereunder with respect thereto. The Trustees shall not be personally liable to the claimants of the dissolved Trust by reason of the Trustees’ actions in winding up the Trust’s affairs if the Trustees complied with Section 3808(e) of the Delaware Act.
(e) Each class hereafter created shall have perpetual existence unless terminated upon:
(1) The vote of the Board of Trustees; or

(2) The occurrence of a termination event pursuant to any Board resolution establishing and designating such class.
Section 9.3 Merger or Consolidation; Conversion; Reorganization.
(a) Merger or Consolidation.
(1) Pursuant to an agreement of merger or consolidation, the Board of Trustees may cause the Trust or any of its subsidiaries to merge or consolidate with or into one or more statutory trusts or “other business entities” (as defined in Section 3801 of the Delaware Act) formed or organized or existing under the laws of the State of Delaware or any other state of the United States or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall require approval by vote of the Board of Trustees followed by approval of the Shareholders as set forth in Section 9.1.
(2) By reference to Section 3815(f) of the Delaware Act, any agreement of merger or consolidation approved in accordance with this Section 9.3(a) may, without a separate Shareholder vote, unless required by the 1940 Act or the requirements of any stock exchange on which Shares are listed for trading, effect any amendment to the Governing Instrument or effect the adoption of a new governing instrument if the Trust is the surviving or resulting statutory trust in the merger or consolidation, which amendment or new governing instrument shall be effective at the effective time or date of the merger or consolidation.
(3) If the Trust is to be the surviving or resulting statutory trust, any one (1) Trustee shall execute, and cause to be filed, a certificate of merger or consolidation in accordance with Section 3815 of the Delaware Act.
(b) Conversion.
(1) The Board of Trustees may cause:
(A) The Trust to convert to an “other business entity” (as defined in Section 3801 of the Delaware Act) formed or organized under the laws of the State of Delaware as permitted pursuant to Section 3821 of the Delaware Act;
(B) The Shares of the Trust to be converted into beneficial interests in another statutory trust; or
(C) The Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law.
(2) Any such statutory conversion, Share conversion or Share exchange shall require approval by vote of the Board of Trustees followed by the approval of the Shareholders of the Trust as set forth in Section 9.1.
(c) Reorganization.
(1) The Board of Trustees may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust (“sale of Trust assets”) to another trust, statutory trust, partnership, limited partnership, limited liability company, corporation or other association organized under the laws of any state, or to one or more separate series thereof, in exchange for cash, shares or other securities, with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with the Trust, or (b) not being made subject to, or not with the assumption of, such liabilities.
(2) Any such sale, conveyance and transfer shall require approval by vote of the Board of Trustees followed by the approval of the Shareholders of the Trust as set forth in Section 9.1.
(3) Following such sale of Trust assets, the Board of Trustees shall distribute such cash, shares or other securities ratably among the Record Owners of the Trust (giving due effect to the differences among the various classes).
(4) If all of the assets of the Trust have been so sold, conveyed and transferred, the Trust shall be dissolved.

Section 9.4 Reclassification of the Trust. The Board of Trustees may cause the Trust to be converted from a “closed-end company” to an “open-end company” (as those terms are defined, respectively, in Sections 5(a)(2) and 5(a)(1) of the 1940 Act). Such reclassification of the Trust shall require approval by vote of the Board of Trustees followed by the approval of Shareholders as set forth in Section 9.1.
Section 9.5 Principal Shareholder Transactions.
(a) Notwithstanding any other provision of this Agreement and subject to the exceptions provided in Section 9.5(c), the types of transactions described in sub-paragraphs (1) through (3) below shall require approval by vote of the Board of Trustees and the Shareholders of the Trust as set forth in Section 9.1 when a Principal Shareholder (as defined in Section 9.5(b)) is a party to the transaction.
(1) The issuance of any securities of the Trust or any of its subsidiaries to any Principal Shareholder for cash (other than pursuant to any dividend reinvestment plan).
(2) The sale, lease or exchange of all or any substantial part of the assets of the Trust or any of its subsidiaries to any Principal Shareholder (except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Trust or any of its subsidiaries, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).
(3) The sale, lease, or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust or any of its subsidiaries , of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Trust or any of its subsidiaries, aggregating for the purpose of such computation, all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).
(b) For purposes of this Section 9.5, the term “Principal Shareholder” shall mean any Person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the “1934 Act”)), that is the beneficial owner, directly or indirectly, of five percent (5%) or more of the Shares of the Trust and shall include any affiliate or associate, as such terms are defined in clause (2) below, of a Principal Shareholder, but shall not include the investment adviser of the Trust or any affiliated person of the investment adviser of the Trust. For the purposes of this Section 9.5, in addition to the Shares that a Principal Shareholder beneficially owns directly, a Principal Shareholder shall be deemed to be the beneficial owner of any Shares (1) which the Principal Shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise or (2) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (1) above), by any other Person or group with which the Principal Shareholder or its “affiliate” or “associate,” as those terms are defined in Rule 12b-2, or any successor rule, under the 1934 Act, has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of Shares, or which is its “affiliate” or “associate” as so defined. For purposes of this Section 9.5, calculation of the total Shares of the Trust shall not include Shares deemed owned through application of clause (1) above.
(c) The provisions of this Section 9.5 shall not be applicable to any such transaction between the Trust and any entity of which a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in elections of directors is owned of record and beneficially by the Trust and its subsidiaries.
(d) The Board of Trustees shall have the power and duty to determine for the purposes of this Section 9.5, on the basis of information known to the Trust, whether:
(1) A Person or group beneficially owns five percent (5%) or more of the Shares;
(2) A corporation, person or entity is an “affiliate” or “associate” (as defined above) of another; and
(3) The assets being sold, leased or exchanged by or to the Trust have an aggregate fair market value of less than 2% of the total assets of the Trust (as defined above).

Any such determination shall be conclusive and binding for all purposes of this Section 9.5 in the absence of manifest error.
Section 9.6 Absence of Appraisal or Dissenters’ Rights. No Shareholder shall be entitled, as a matter of right, to an appraisal by the Delaware Court of Chancery or otherwise of the fair value of the Shareholder’s Shares or to any other relief as a dissenting Shareholder in respect of any proposal or action involving the Trust or any class of Shares.
ARTICLE X
MISCELLANEOUS
Section 10.1 Trust Not a Partnership; Taxation.
(a) It is hereby expressly declared that a trust and not a partnership is created hereby. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees in their capacity as such shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders, the Trustees, nor the Trust’s officers nor any of the agents of the Trustees whether past, present or future, shall be personally liable therefor.
(b) It is intended that the Trust be classified for income tax purposes as an association taxable as a corporation, and the Trustees shall do all things that they, in their sole discretion, determine are necessary to achieve that objective, including (if they so determine), electing such classifications on Internal Revenue Form 8832. The Trustees, in their sole discretion and without the vote or consent of the Shareholders, may amend this Agreement to ensure that this objective is achieved.
Section 10.2 Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article VIII and to this Section 10.2, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Agreement, and subject to the provisions of Article VIII and this Section 10.2, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.
Section 10.3 Filing of Copies, References, Headings. The original or a copy of this Agreement or any amendment hereto or any supplemental agreement shall be kept at the office of the Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Agreement, rather than the headings, shall control. This Agreement may be executed in any number of counterparts each of which shall be deemed an original.
Section 10.4 Governing Law.
(a) The Trust and the Governing Instrument (including this Agreement) and the rights, obligations and remedies of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Act, including the provision that gives maximum freedom to contract, the other laws of the State of Delaware and the applicable provisions of the 1940 Act. Notwithstanding the foregoing, the following provisions shall not be applicable to the Trust, the Trustees, the Shareholders or the Governing Instrument:
(1) The provisions of Section 3533, 3540, 3561 and 3583(a) of Title 12 of the Delaware Code; or
(2) Any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate:

(A) The filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges;
(B) Affirmative requirements to post bonds for trustees, officers, agents or employees of a trust;
(C) The necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property;
(D) Fees or other sums payable to trustees, officers, agents or employees of a trust;
(E) The allocation of receipts and expenditures to income or principal;
(F) Restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets; or
(G) The establishment of fiduciary or other standards or responsibilities or limitations on the indemnification, acts or powers of trustees or other Persons, which are inconsistent with the limitations of liabilities or authorities and powers of the Trustees or officers of the Trust set forth or referenced in the Governing Instrument.
(b) The Trust shall be of the type commonly called a “statutory trust,” and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions; provided, however, that the exercise of any such power, privilege or action shall not otherwise violate applicable law.
Section 10.5 Amendments. Except as specifically provided in Article VI hereof or otherwise expressly limited by the Governing Instrument, the Trustees may, without any Shareholder vote, amend this Agreement by making an amendment to this Agreement, an agreement supplemental hereto, or an amended and restated trust instrument. Any such amendment to any Article of this Agreement except to Section 3.2 to change the minimum or maximum number of trustees, to Section 3.3 to declassify the Board, or to Article VI or Article IX or, to the extent required by Section 6.2, Section 8.4 or to this Section 10.5, having been approved by a Majority Trustee Vote, shall become effective, unless otherwise provided by such Trustees (notwithstanding that the section being amended may require a higher Trustee vote), upon being executed by a duly authorized officer of the Trust. Any amendment to Section 3.2 to change the minimum or maximum number of trustees or to this Section 10.5, having been approved by the affirmative vote of 75% of the Board of Trustees shall become effective upon being executed by a duly authorized officer of the Trust. For the avoidance of doubt, any determination of the number of trustees within the minimum and maximum range may be determined by a majority of the Trustees and the provisions of Section 3.4(b) to increase the size of the Board are not subject to a Majority Trustee Vote. Any amendment to Section 3.3 to declassify the Board or to Article VI or Article IX, or, to the extent required by Section 6.2, Section 8.4, having been approved by the requisite vote of the Board of Trustees followed by the requisite vote of the Shareholders as provided in Section 9.1, shall become effective upon being executed by a duly authorized officer of the Trust. A certification signed by a duly authorized officer of the Trust setting forth an amendment to this Agreement and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid, or a copy of this Agreement, as amended, executed by a majority of the Trustees, or a duly authorized officer of the Trust, shall be conclusive evidence of such amendment when lodged among the records of the Trust.
Section 10.6 Provisions in Conflict with Law. The provisions of this Agreement are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with applicable law, the conflicting provision shall be deemed never to have constituted a part of this Agreement; provided, however, that such determination shall not affect any of the remaining provisions of this Agreement or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Agreement shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

Section 10.7 Record Owners’ Right to Shareholder List and Other Records. Except as may be required by Regulation 14A promulgated under the 1934 Act, as amended from time to time, no Shareholder shall have the right to obtain from the Trust a list of the Trust’s Shareholders. Except as required by the Act or as expressly provided in the Governing Instrument, Shareholders shall have no right to inspect the records, documents, accounts and books of the Trust. Any request to inspect the records of the Trust shall be submitted by the Shareholder to the Trust in writing. Upon receipt of any such request, the Trustees shall determine whether delivery of records pertaining to such request is required by the Act or is otherwise necessary or appropriate, as determined by the Trustees in their sole discretion, and whether such request complies with the requirements of the Act and, if so, establish procedures for such inspection. To preserve the integrity of the records, the Trust may provide certified copies of Trust records rather than originals. The Trust shall not be required to create records or obtain records from third parties to satisfy a Shareholder request. The Trust may require a requesting Shareholder to pay in advance or otherwise indemnify the Trust for the costs and expenses of such Shareholder’s inspection of records. The rights provided for in this Section 10.7 shall not extend to any Person who is a Shareholder but not also a Record Owner.
Section 10.8 Reports. The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any stock exchange on which Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders within the time required by the 1940 Act, and in any event within a reasonable period preceding the meeting of Shareholders. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.
Section 10.9 Use of the Name “Invesco”. The Board of Trustees expressly agrees and acknowledges that the name “Invesco” is the sole property of Invesco Ltd. (“Invesco”). Invesco has granted to the Trust a non-exclusive license to use such name as part of the name of the Trust now and in the future. The Board of Trustees further expressly agrees and acknowledges that the non-exclusive license granted herein may be terminated by Invesco if the Trust ceases to use Invesco or one of its Affiliated Persons as investment adviser or to use other Affiliated Persons or successors of Invesco for such purposes. In such event, the nonexclusive license may be revoked by Invesco and the Trust shall cease using the name “Invesco” or any name misleadingly implying a continuing relationship between the Trust and Invesco or any of its Affiliated Persons, as part of its name unless otherwise consented to by Invesco or any successor to its interests in such name.
The Board of Trustees further understands and agrees that so long as Invesco and/or any future advisory Affiliated Person of Invesco shall continue to serve as the Trust’s investment adviser, other registered open- or closed-end investment companies (“funds”) and other types of investment vehicles as may be sponsored or advised by Invesco or its Affiliated Persons shall have the right permanently to adopt and to use the name “Invesco” in their names and in the names of any series or class of shares of such funds.
IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument this ____ day of ________, 201_.
Insert names and signature blocks for Trustees

EXHIBIT F
Information Regarding the Trustees
The tables below list the incumbent Trustees, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. The address of each Trustee is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Term of		Number of
	Office		Portfolios in
	and		Fund
Name, Year of Birth	Length of		Complex
and Position(s) Held	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
with the Funds	Served	Past Five Years	Trustee	Trustee During the Past Five Years

Independent Trustees:

David C. Arch[1] — 1945 Trustee	†	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Trustee/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate[1] — 1938 Trustee	†	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney F. Dammeyer[2,5] — 1940 Trustee	†	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Prior to January 2004, Director of TeleTech Holdings, Inc. Prior to 2002, Director of Arris Group, Inc. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Trustee/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

	Term of		Number of
	Office		Portfolios in
	and		Fund
Name, Year of Birth	Length of		Complex
and Position(s) Held	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
with the Funds	Served	Past Five Years	Trustee	Trustee During the Past Five Years
Linda Hutton Heagy[2,4] — 1948 Trustee	†	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy[3] — 1952 Trustee	†	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J. Kerr[1,5] — 1935 Trustee	†	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978 through 1979.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson[3,5] — 1936 Trustee	†	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Managing General Partner of funds in the Fund Complex.

	Term of		Number of
	Office		Portfolios in
	and		Fund
Name, Year of Birth	Length of		Complex
and Position(s) Held	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
with the Funds	Served	Past Five Years	Trustee	Trustee During the Past Five Years
Hugo F. Sonnenschein[3,4] — 1940 Trustee	†	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. [1] — 1941 Trustee	†	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

	Term of		Number of
	Office		Portfolios in
	and		Fund
Name, Year of Birth	Length of		Complex
and Position(s) Held	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
with the Funds	Served	Past Five Years	Trustee	Trustee During the Past Five Years

Interested Trustees:

Colin D. Meadows*[3] 1971 Trustee; President and Principal Executive Officer	†	Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Chief Administrative Officer of Invesco Advisers, Inc. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in the banking and asset management sectors.	18	None.

Wayne W. Whalen**[2] — 1939 Trustee	†	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	158	Director of the Abraham Lincoln Presidential Library Foundation.

1	Designated as a Class I trustee.

2	Designated as a Class II trustee.

3	Designated as a Class III trustee.

4	With respect to Funds with Preferred Shares outstanding, Mr. Sonnenschein and Ms. Heagy are elected by the holders of Preferred Shares, voting as a separate class.

5	Pursuant to the Board’s Trustee retirement policy, Howard J. Kerr and Jack E. Nelson are retiring from the Board effective as of the Meeting. Rodney Dammeyer is not standing for reelection with respect to VGM, VVR, VTA and VBF, and his term of office will expire at the Meeting. Mr. Dammeyer is also stepping down from the Board of VKI and VPV effective as of the Meeting. The Board has reduced the size of the Board to eight Trustees effective as of the Meeting.

*	Mr. Meadows is an interested person (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Funds because he is an officer of the Adviser. The Board of Trustees appointed Mr. Meadows as Trustee of the Funds effective June 1, 2010.

**	Mr. Whalen is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Funds because he and his firm currently provide legal services as legal counsel to the Funds.

†	Each Trustee generally serves a three-year term from the date of election. Each Trustee has served as a Trustee of each respective Fund since the year shown in the following table.

				Independent Trustees						Interested Trustees
Fund	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Meadows	Whalen
Trust for Investment Grade Municipals (VGM)	1991	2003	1991	2003	2003	1992	2003	1994	2003	2010	1991

Advantage Municipal Income Trust II (VKI)	1993	2003	1993	2003	2003	1993	2003	1994	2003	2010	1993

Pennsylvania Value Municipal Income Trust (VPV)	1993	2003	1993	2003	2003	1993	2003	1994	2003	2010	1993

Senior Income Trust (VVR)	1998	2006	1998	2006	2006	1998	2006	1998	2006	2010	1998

Bond Fund (VBF)	1997	2003	1997	2003	2003	1997	2003	1997	2003	2010	1997

Dynamic Credit Opportunities Fund (VTA)	2007	2007	2007	2007	2007	2007	2007	2007	2007	2010	2007

Trustee Ownership of Fund Shares
     The following table shows each Board member’s ownership of shares of the Funds and of shares of all registered investment companies overseen by such Board member in the Fund Complex as of [February 29, 2012].

Aggregate Dollar
Range of Equity
Securities in All
Registered Investment
Companies Overseen
by Board Member in
	Dollar Range of Equity Securities in the Funds						Family of Investment
	VKI	VBF	VTA	VPV	VVR	VGM	Companies
Independent Trustees
David C. Arch	$1 — $10,000	None	None	None	None	$1 — $10,000	$50,001 — $100,000
Jerry D. Choate	$10,001 — $50,000	None	None	None	None	$10,001 — $50,000	Over $100,000
Rodney F. Dammeyer	Over $100,000	None	None	None	Over $100,000	Over $100,000	Over $100,000
Linda Hutton Heagy	None	None	None	None	None	$1 — $10,000	$10,001 — $50,000
R. Craig Kennedy	None	$10,001 — $50,000	None	None	$10,001 — $50,000	$1 — $10,000	$50,001 — $100,000
Howard J Kerr	None	None	None	None	None	None	None
Jack E. Nelson	None	None	None	None	None	None	$1 — $10,000
Hugo F. Sonnenschein	$10,001 — $50,000	None	None	None	$1 — $10,000	$1 — $10,000	$50,001 — $100,000
Suzanne H. Woolsey	None	None	None	None	None	$1 — $10,000	$10,001 — $50,000
Interested Trustees
Colin D. Meadows	None	None	None	None	None	None	$1 — $10,000
Wayne W. Whalen	$10,001 — $50,000	$10,001 — $50,000	$1 — $10,000	None	$1 — $10,000	$10,001 — $50,000	Over $100,000

EXHIBIT G
Board Leadership Structure, Role in Risk Oversight, and Committees and Meetings
Board Leadership Structure
     The Board’s leadership structure consists of a Chairman of the Board and two standing committees, each described below (and ad hoc committees when necessary), with each committee staffed by Independent Trustees and an Independent Trustee as Committee Chairman. The Chairman of the Board is not the principal executive officer of the Funds. The Chairman of the Board is not an “interested person” (as that term is defined by the 1940 Act) of the Adviser. However, the Chairman of the Board is an “interested person” (as that term is defined by the 1940 Act) of the Funds for the reasons described above in the Trustee biographies. The Board, including the independent trustees, periodically reviews the Board’s leadership structure for the Funds, including the interested person status of the Chairman, and has concluded the leadership structure is appropriate for the Funds. In considering the chairman position, the Board has considered and/or reviewed (i) the Funds’ organizational documents, (ii) the role of a chairman (including, among other things, setting the agenda and managing information flow, running the meeting and setting the proper tone), (iii) the background, experience and skills of the Chairman (including his independence from the Adviser), (iv) alternative structures (including combined principal executive officer/chairman, selecting one of the Independent Trustees as chairman and/or appointing an independent lead trustee), (v) rule proposals in recent years that would have required all fund complexes to have an independent chairman, (vi) the Chairman’s past and current performance, and (vii) the potential conflicts of interest of the Chairman (and noted their periodic review as part of their annual self-effectiveness survey and as part of an independent annual review by the Funds’ Audit Committee of fund legal fees related to such potential conflict). In conclusion, the Board and the Independent Trustees have expressed their continuing support of Mr. Whalen as Chairman.
Board Role in Risk Oversight
     The management of the fund complex seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective and a legacy of experience. Thus, the goal for each Fund is attractive long-term performance consistent with the objectives and investment policies and risks for such Fund, which in turn means, among other things, good security selection, reasonable costs and quality shareholder services. An important sub-component of delivering this goal is risk management — understanding, monitoring and controlling the various risks in making investment decisions at the individual security level as well as portfolio management decisions at the overall fund level. The key participants in the risk management process of the Funds are each Fund’s portfolio managers, the Adviser’s senior management, the Adviser’s risk management group, the Adviser’s compliance group, the Funds’ chief compliance officer, and the various support functions (i.e. the custodian, the Funds’ accountants (internal and external), and legal counsel). While Funds are subject to other risks such as valuation, custodial, accounting, shareholder servicing, etc., a Fund’s primary risk is understanding, monitoring and controlling the various risks in making portfolio management decisions consistent with the Fund’s objective and policies. The Board’s role is oversight of management’s risk management process. At regular quarterly meetings, the Board reviews Fund performance and factors, including risks, affecting such performance by the Fund with the Adviser’s senior management, and the Board typically meets at least once a year with the portfolio managers of each Fund. At regular quarterly meetings, the Board reviews reports showing monitoring done by the Adviser’s risk management group, by the Adviser’s compliance group, the Funds’ chief compliance officer and reports from the Funds’ support functions.
Board Committees and Meetings
     Each Fund’s Board of Trustees has two standing committees (an Audit Committee and a Governance Committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the respective Fund as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards.
     Each Board’s Audit Committee consists of Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of each Fund’s independent registered public accounting firm, reviews with such independent registered public accounting

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firm the scope and results of each Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund’s financial statements, accounting records or internal controls. Each Board has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. The audit committee’s charter is available at www.invesco.com/us.
     Each Board’s Governance Committee consists of David C. Arch, Rodney Dammeyer, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein and Suzanne H. Woolsey. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Governance Committee charter for each of the Funds, which includes each Fund’s nominating policies, is available at www.invesco.com/us. The Independent Trustees of the respective Fund select and nominate any other nominee Independent Trustees for the respective Fund. While the Independent Trustees of the respective Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described herein.
     During the Funds’ last fiscal year, the Board held seven meetings, the Board’s Audit Committee held seven meetings, and the Board’s Governance Committee met five times. The Board previously had a brokerage and services committee, which met two times during the Funds’ last fiscal year. During the Funds’ last completed fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member.

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EXHIBIT H
Remuneration of Trustees
     The table below shows compensation for Trustees. The compensation of Trustees that are affiliated persons (as defined in 1940 Act) of the Adviser is paid by the respective affiliated entity. The Funds pay the non-affiliated Trustees an annual retainer and meeting fees for services to such Funds.
Compensation Table

							Total	Number of
							Compensation	Portfolios in Fund
	Aggregate Compensation from Each Fund*						from Fund	Complex Overseen
Name	VKI	VBF	VTA	VPV	VVR	VGM	Complex **	by Trustee
Independent Trustees
David C. Arch	$7,307	$2,890	$10,257	$5,033	$10,725	$9,781	$412,250	158
Jerry D. Choate	$6,383	$2,542	$8,973	$4,400	$9,369	$8,547	$83,000	18
Rod Dammeyer	$7,307	$2,890	$10,257	$5,033	$10,725	$9,781	$412,250	158
Linda Hutton Heagy	$7,307	$2,890	$10,257	$5,033	$10,725	$9,184	$95,000	18
R. Craig Kennedy	$6,862	$2,688	$9,588	$4,721	$10,056	$9,781	$89,000	18
Howard J Kerr	$7,307	$2,890	$10,257	$5,033	$10,725	$9,781	$95,000	18
Jack E. Nelson	$7,307	$2,890	$10,257	$5,033	$10,725	$9,781	$95,000	18
Hugo F. Sonnenschein	$7,307	$2,890	$10,257	$5,033	$10,725	$9,781	$412,200	158
Suzanne H. Woolsey	$7,307	$2,890	$10,257	$5,033	$10,725	$9,781	$95,000	18
Interested Trustees
Colin D. Meadows	$0	$0	$0	$0	$0	$0	$0	18
Wayne W. Whalen	$7,307	$2,890	$10,257	$5,033	$10,725	$9,781	$399,000	158

*	Amounts shown are based on the fiscal year ended February 29, 2012. The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date of this Proxy Statement.

**	For the 12-month period ended December 31, 2011.

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EXHIBIT I
Executive Officers of the Funds
     The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers receive no compensation from the Funds but may also be officers or employees of the Adviser or of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth
and Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

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Name, Year of Birth
and Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Yinka Akinsola— 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

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EXHIBIT J
Auditor Information
Information on the Funds’ Independent Registered Public Accounting Firm
The Audit Committee of the Board of Trustees of each Fund appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for fiscal years ending after May 31, 2010. Prior to May 31, 2010, each Fund was audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor in connection with the appointment of Invesco Advisers as investment adviser to the Fund. Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of the Fund.
The Prior Auditor’s report on the financial statements of each Fund for the prior two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.
Audit and Other Fees
The Funds and “Covered Entities” (the Adviser, excluding sub-advisers unaffiliated with the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds) were billed the amounts listed below by PwC during each Fund’s last two fiscal years. Effective February 28, 2011, the fiscal year end of each Fund was changed to the last day in February.

			Non-Audit Fees
			Audit Related	Tax	All Other	Total Non-
Fund	Fiscal Year	Audit Fees	Fees(1)	Fees(2)	Fees(3)	Audit Fees	Total
VKI	03/01/11 to 02/29/12	$36,300	$5,000	$5,700	$0	$10,700	$47,000
	11/01/10 to 02/28/11	$19,250	$4,000	$2,300	$1,667	$7,967	$27,217
VBF	03/01/11 to 02/29/12	$36,300	$0	$13,600	$0	$13,600	$39,900
	07/01/10 to 02/28/11	$26,250	$0	$2,800	$1,667	$4,467	$30,717
VTA	03/01/11 to 02/29/12	$65,300	$0	$6,900	$0	$6,900	$72,200
	08/01/10 to 02/28/11	$46,950	$0	$2,800	$1,667	$4,467	$51,417
VPV	03/01/11 to 02/29/12	$36,300	$5,000	$5,700	$0	$10,700	$47,000
	11/01/10 to 02/28/11	$19,250	$4,000	$2,300	$1,667	$7,967	$27,217
VVR	03/01/11 to 02/29/12	$65,300	$0	$8,700	$0	$8,700	$74,000
	08/01/10 to 02/28/11	$46,950	$6,500	$2,800	$1,667	$10,967	$57,917
VGM	03/01/11 to 02/29/12	$36,300	$5,000	$5,700	$0	$10,700	$47,000
	11/01/10 to 02/28/11	$19,250	$4,000	$2,300	$1,667	$7,967	$27,217
Covered Entities	03/01/11 to 02/29/12	—	—	—	—	—	—
	07/01/10 to 02/28/11	—	—	—	—	—	—

(1)	Audit-Related Fees for each fiscal year end includes fees billed for agreed upon procedures related to auction rate preferred securities.

(2)	Tax Fees for each fiscal year end includes fees billed for reviewing tax returns.

(3)	All Other Fees for the fiscal year end February 28, 2011 includes fees billed for completing professional services related to benchmark analysis.
The Audit Committee of each Board has considered whether the provision of non-audit services performed by PwC to such Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services. Each Fund’s Audit Committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of such Fund and 100% of such services were pre-approved by the Audit Committee pursuant to the Audit Committee’s pre-approval policies

J-1

and procedures. Each Board’s pre-approval policies and procedures are included as part of the Board’s Audit Committee charter, which is available at www.invesco.com/us. The members of the Audit Committee are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.
The Audit Committee of each Fund reviewed and discussed the last audited financial statements of each Fund with management and with PwC. In the course of its discussions, each Fund’s Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of such Fund’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance). Each Fund’s Audit Committee received the written disclosures and the letter from PwC required under Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with PwC its independence with respect to such Fund. Each Fund knows of no direct financial or material indirect financial interest of PwC in such Fund. Based on this review, the Audit Committee recommended to the Board of each Fund that such Fund’s audited financial statements be included in such Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.
It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

J-2

EXHIBIT K
Outstanding Shares of the Funds
     As of the Record Date, there were the following number of shares outstanding of each Fund:

Fund	Share Class	Number of Shares Outstanding
VKI	Common	[44,332,350]
	Preferred	[2,310]
VBF	Common	[11,350,334]
VTA	Common	[74,052,532]
VPV	Common	[23,797,266]
	Preferred	[1,301]
VVR	Common	[179,999,900]
	Preferred	[8,000]
VGM	Common	[54,127,861]
	Preferred	[2,733]

K-1

EXHIBIT L
Ownership of the Funds
Significant Holders
     Listed below are the name, address and percentage of shares owned by of each person who, as of the Record Date, to the best knowledge of the Funds owned 5% or more of the outstanding shares of a class of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.
     To the knowledge of the Funds, the following table shows the holders of 5% or more of a Fund’s Common Shares as of the Record Date.

Approximate
Percentage of
Common Shares
Owned on
Fund	Name and Address of Holder	[the Record Date]
VKI	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	[10.4%]
VBF	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	[11.3%]
VTA	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	[18.5% ]
VPV	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	[7.3%]
VVR	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	[17.1%]
VGM	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	[7.7%]
     To the knowledge of the Funds, the following table shows the holders of 5% or more of a Fund’s Preferred Shares as of [the Record Date].

Approximate
Percentage of
Preferred Shares
Owned on
Fund	Name and Address of Holder	[Record Date]
VKI	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	[14.9] %
	JMB Capital Partners Master Fund L.P. c/o Smithwood Advisers, L.P. 1999 Avenue of the Stars, Suite 2040 Los Angeles, CA 90067	[11.0] %
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	[8.6] %

L-1

Approximate
Percentage of
Preferred Shares
Owned on
Fund	Name and Address of Holder	[Record Date]
VPV	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	[33.1]	%
	Brigade Capital Management, LLC 399 Park Avenue, 16th Floor New York, New York 10022	[14.0]	%
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	[11.7]	%
VVR	Citigroup, Inc. 399 Park Avenue New York, NY 10043	[52.5]	%
	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	[8.8]	%
	Brigade Capital Management, LLC and Donald E. Morgan, III 399 Park Avenue, 16th Floor New York, New York 10022	[5.0]	%
VGM	Bank of America Corporation 100 North Tryon Street Charlotte, North Carolina 28255	[22.7]	%
	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	[6.7]	%

*	The Fund has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

L-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
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COMMON SHARES	INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL 1, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” Proposal 1 and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:    █

	FOR	AGAINST	ABSTAIN
Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.
	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Proposal 3(a): Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed:
01. David C. Arch 03. Suzanne H. Woolsey, Ph.D.
02. Jerry D. Choate
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

PREFERRED SHARES	INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL 1, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” Proposal 1 and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:    █

	FOR	AGAINST	ABSTAIN
Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.
	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Proposal 3(a): Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed:
01. David C. Arch 03. Suzanne H. Woolsey, Ph.D.
02. Jerry D. Choate
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING
OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. INVESCO VAN KAMPEN BOND FUND (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012 COMMON SHARES The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL 2, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature 2012 Date PLEASE VOTE VIA INTERNET OR TELEPHONE THE OR ENCLOSED MARK, SIGN, ENVELOPE DATE AND . RETURN THIS PROXY PROMPTLY USING

EVERY SHAREHOLDER’S VOTE IS IMPORTANT VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on July 17, 2012. The Proxy Statement for this meeting is available at: [________] Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” Proposal 2 and “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: FOR AGAINST ABSTAIN Proposal 2: Approval of an Amended and Restated Agreement and Declaration of Trust. FOR WITHHOLD FOR ALL ALL ALL EXCEPT Proposal 3(d): Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed: 02 01. . Wayne Linda Hutton W. Whalen Heagy INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. INVESCO VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012 COMMON SHARES The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL 2, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature 2012 Date PLEASE VOTE VIA INTERNET OR TELEPHONE THE OR ENCLOSED MARK, SIGN, ENVELOPE. DATE AND RETURN THIS PROXY PROMPTLY USING

EVERY SHAREHOLDER’S VOTE IS IMPORTANT VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on July 17, 2012. The Proxy Statement for this meeting is available at: [________] Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” Proposal 2 and “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: FOR AGAINST ABSTAIN Proposal 2: Approval of an Amended and Restated Agreement and Declaration of Trust. FOR WITHHOLD FOR ALL ALL ALL EXCEPT Proposal 3(d): Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed: 02. 01. Wayne Linda Hutton W. Whalen Heagy INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

COMMON SHARES	INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL 1, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” Proposal 1 and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:    █

	FOR	AGAINST	ABSTAIN
Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.
	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Proposal 3(a): Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed:
01. David C. Arch 03. Suzanne H. Woolsey, Ph.D
02. Jerry D. Choate
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

PREFERRED SHARES	INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL 1, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” Proposal 1 and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:    █

	FOR	AGAINST	ABSTAIN
Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.
	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Proposal 3(a): Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed:
01. David C. Arch 03. Suzanne H. Woolsey, Ph.D
02. Jerry D. Choate
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

COMMON SHARES	INVESCO VAN KAMPEN SENIOR INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL 1, “FOR” THE NOMINEE, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” Proposal 1 and “FOR” the nominee.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:    █

	FOR	AGAINST	ABSTAIN
Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.
	FOR	WITHHOLD
Proposal 3(c): Election of Trustee – The Board recommends a vote FOR the following nominee:
01. Wayne W. Whalen

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

PREFERRED SHARES	INVESCO VAN KAMPEN SENIOR INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL 1, “FOR” THE NOMINEE, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” Proposal 1 and “FOR” the nominee.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:    █

	FOR	AGAINST	ABSTAIN
Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.
	FOR	WITHHOLD
Proposal 3(c): Election of Trustee – The Board recommends a vote FOR the following nominee:
01. Linda Hutton Heagy

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

COMMON SHARES	INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
The undersigned holder of Common Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL 1, “FOR” THE NOMINEE, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” Proposal 1 and “FOR” the nominee.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:    █

	FOR	AGAINST	ABSTAIN
Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.
	FOR	WITHHOLD
Proposal 3(b): Election of Trustee – The Board recommends a vote FOR the following nominee:
01. Wayne W. Whalen

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

PREFERRED SHARES	INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL 1, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [________]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” Proposal 1 and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:    █

	FOR	AGAINST	ABSTAIN
Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.
	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Proposal 3(b): Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed:
01. Wayne W. Whalen
02. Linda Hutton Heagy
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE